TRUST INDENTURE



                                      AMONG



                          FINOVA (CANADA) FINANCE INC.,

                           FINOVA CAPITAL CORPORATION

                                       AND

                            CIBC MELLON TRUST COMPANY








                           Made as of February *, 2000

                                     - iii -
                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION.....................................................  2
   1.1  Definitions..........................................................  2
   1.2  Meaning of "outstanding" for Certain Purposes........................  6
   1.3  Special Accounting Provisions........................................  7
   1.4  Interpretation not Affected by Headings..............................  7
   1.5  Number and Gender....................................................  7
   1.6  Applicable Law.......................................................  7
   1.7  References...........................................................  7
   1.8  Judgments............................................................  7
   1.9  Submission to Jurisdiction...........................................  8
   1.10  Currency............................................................  8
   1.11  Language............................................................  8
   1.12  Day Not a Business Day..............................................  8
ARTICLE 2 ISSUE OF DEBENTURES................................................  8
   2.1  Limit of Issue.......................................................  8
   2.2  Creation and Issue of Additional Debentures..........................  8
   2.3  Issue of Registered Global Debenture................................. 11
   2.4  Debentures to Rank Pari Passu........................................ 12
   2.5  Computation of Interest.............................................. 12
   2.6  Signing of Debentures................................................ 13
   2.7  Form of Debentures................................................... 13
   2.8  Certification of Debentures.......................................... 13
   2.9  Interim Debentures................................................... 13
   2.10  Mutilation, Loss, Theft or Destruction of Debentures................ 14
   2.11  Pledge and Re-Issue of Debentures................................... 14
ARTICLE 3 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF DEBENTURES....... 15
   3.1  Fully Registered Debentures.......................................... 15
   3.2  Registered Global Debentures......................................... 15
   3.3  DEALINGS WITH THE DEPOSITARY......................................... 18
   3.4  Coupon Debentures.................................................... 19
   3.5  Transferee Entitled to Registration.................................. 20
   3.6  Exchange of Debentures............................................... 20
   3.7  Charges for Registration, Transfer and Exchange...................... 21
   3.8  Registers Open for Inspection........................................ 21
   3.9  Closing of Registers................................................. 21
   3.10  Ownership of Debentures and Coupons................................. 22
   3.11  Home Office Payment Agreements...................................... 23
ARTICLE 4 ISSUE OF SERIES OF MEDIUM TERM NOTES............................... 24
   4.1  Form and Terms of Series of Medium Term Notes........................ 24
   4.2  Issue of Medium Term Notes........................................... 26
   4.3  Appointment of Note Agent............................................ 27
   4.4  Exchange of Registered Global Note for Medium Term Notes............. 27
ARTICLE 5 GUARANTEE OF MEDIUM TERM NOTES..................................... 27
   5.1  Guarantee of Medium Term Notes....................................... 27
   5.2  Execution and Delivery of Guarantee.................................. 29
ARTICLE 6 REDEMPTION AND PURCHASE OF DEBENTURES.............................. 30
   6.1  Redemption or Purchase of Debentures................................. 30
   6.2  Places of Payment.................................................... 30
   6.3  Selection for Redemption............................................. 30
   6.4  Partial Redemption................................................... 30
   6.5  Notice of Redemption................................................. 31
   6.6  Payment of Redemption Price.......................................... 31
   6.7  Purchase of Debentures............................................... 31
   6.8  Cancellation of Debentures........................................... 31
ARTICLE 7 COVENANTS.......................................................... 32
   7.1  Payment of Principal, Premium and Interest........................... 32
   7.2  Office for Notices, Payments and Registration of Transfer, Etc....... 33
   7.3  Appointments to Fill Vacancies in Trustee's Office................... 33
   7.4  Trustee's Remuneration and Expenses.................................. 33
   7.5 Extension of Time..................................................... 33
   7.6  Inspection of Books by Trustee....................................... 34
   7.7  Performance of Covenants by Trustee.................................. 34
   7.8  Annual Certificate of Corporation.................................... 34
   7.9  Annual Certificate of Guarantor...................................... 34
   7.10  Maintain Corporate Existence........................................ 34
   7.11  Payment of Taxes and Other Claims................................... 34
   7.12  Reports to Trustee.................................................. 35
   7.13  Compensation of the Trustee......................................... 35
   7.14  To Perform Obligations.............................................. 36
   7.15  Additional Instruments.............................................. 36
   7.16 Restrictive Covenants on Medium Term Notes........................... 36
ARTICLE 8 DEFAULT AND ENFORCEMENT............................................ 38
   8.1  Events of Default.................................................... 38
   8.2  Acceleration on Default.............................................. 39
   8.3  Waiver of Default.................................................... 40
   8.4  Proceedings by the Trustee........................................... 40
   8.5  Suits by Debentureholders............................................ 41
   8.6  Application of Monies Received by Trustee............................ 41
   8.7  Distribution of Proceeds............................................. 42
   8.8  Immunity of Shareholders, Officers, Directors and Employees.......... 42
   8.9  Remedies Cumulative.................................................. 43
   8.10  Judgment Against Corporation and Guarantor.......................... 43
   8.11  Unconditional Right of Holders to Receive Principal,
         Premium and Interest................................................ 43
ARTICLE 9 SATISFACTION AND DISCHARGE......................................... 43
   9.1  Cancellation......................................................... 43
   9.2  Non-Presentation of Debentures and Coupons........................... 43
   9.3  Paying Agent to Repay Monies Held.................................... 44
   9.4  Repayment of Unclaimed Monies to Corporation......................... 44
   9.5  Satisfaction and Discharge........................................... 44
   9.6  Defeasance........................................................... 44
ARTICLE 10 SUCCESSORS........................................................ 46
   10.1  General Provisions.................................................. 46
   10.2  Status of Successor................................................. 47
ARTICLE 11 MEETINGS OF DEBENTUREHOLDERS...................................... 47
   11.1  Right to Convene Meeting............................................ 47
   11.2  Notice.............................................................. 48
   11.3  Chairman............................................................ 48
   11.4  Quorum.............................................................. 48
   11.5  Power to Adjourn.................................................... 48

   11.6  Show of Hands....................................................... 48
   11.7  Poll................................................................ 48
   11.8  Voting.............................................................. 49
   11.9  Regulations......................................................... 49
   11.10  Corporation, Guarantor and Trustee may be Represented.............. 50
   11.11  Powers Exercisable by Extraordinary Resolution..................... 50
   11.12  Powers Cumulative.................................................. 51
11.13  Meaning of "Extraordinary Resolution.................................. 51
   11.14  Minutes............................................................ 52
   11.15  Instruments in Writing............................................. 52
   11.16  Binding Effect of Resolutions...................................... 52
   11.17  Serial Meetings.................................................... 53
ARTICLE 12 SUPPLEMENTAL INDENTURES........................................... 54
   12.1  Execution of Supplemental Indentures................................ 54
   12.2  Correction of Manifest Errors....................................... 55
ARTICLE 13 CONCERNING THE TRUSTEE............................................ 55
   13.1  Trust Indenture Legislation......................................... 55
   13.2  Rights and Duties of Trustee........................................ 55
   13.3  Evidence, Experts and Advisors...................................... 56
   13.4  Documents and Monies Held by Trustee................................ 57
   13.5  Action by Trustee to Protect Interests.............................. 57
   13.6  Trustee not Required to Give Security............................... 57
   13.7  Protection of Trustee............................................... 57
   13.8  Replacement of Trustee.............................................. 58
   13.9  Appointment of Authenticating Agent................................. 59
   13.10  Corporate Trustee Required......................................... 59
   13.11  Conflict of Interest............................................... 59
   13.12  Acceptance of Trust................................................ 59
   13.13  Indemnity to the Trustee........................................... 59
ARTICLE 14 NOTICES........................................................... 59
   14.1  Notice to Debentureholders.......................................... 60
   14.2  Notice to the Trustee............................................... 60
   14.3  Notice to the Corporation........................................... 61
   14.4  Notice to the Guarantor............................................. 61
   14.5  Mail Service Interruption........................................... 61
ARTICLE 15 EXECUTION......................................................... 61
   15.1  Counterparts and Formal Date........................................ 61


Schedule a Form of Registered Global Debenture for Medium Term Note Schedule B Form of Registered Debenture for Medium Term Note
Schedule C  Form of Guarantee

                                 TRUST INDENTURE

     THIS INDENTURE is made as of the * day of February, 2000

AMONG:

          FINOVA (CANADA) FINANCE INC., a body corporate incorporated under the laws of the Province of Nova Scotia (the "CORPORATION")

          and

          FINOVA CAPITAL CORPORATION, a body corporate incorporated under the laws of the State of Delaware (the "GUARANTOR")

          and

          CIBC MELLON TRUST COMPANY, a trust company incorporated under the federal laws of Canada (the "TRUSTEE").

     WHEREAS the Corporation deems it necessary for its corporate purposes to create and issue Debentures to be created and issued in the manner hereinafter appearing;

     AND WHEREAS the Corporation, under the laws relating thereto, is duly authorized to create and issue the Debentures to be issued as herein provided;

     AND WHEREAS all things necessary have been done and performed to make the Debentures, when certified by the Trustee and issued in accordance with the terms of this Indenture, valid, binding and legal obligations of the Corporation with the benefits and subject to the terms of this Indenture and to make this Indenture a valid and binding indenture in accordance with its terms;

     AND WHEREAS the Guarantor owns all of the issued and outstanding shares in the share capital of the Corporation and has agreed to enter into this Indenture and the Guarantee to assist the Corporation, for the mutual benefit of the Corporation and the Guarantor, in the sale of the Medium Term Notes;

     AND WHEREAS the Guarantor has duly authorized the entering into of this Indenture and the Guarantee provided for herein;

     AND WHEREAS all acts and things necessary to make the Guarantee to be endorsed on the Medium Term Notes when executed by the Guarantor and endorsed on Medium Term Notes executed by the Corporation and certified by or on behalf of the Trustee as in this Indenture provided, valid, binding and legal obligations of the Guarantor, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed by the Guarantor, and the execution by the Guarantor of this Indenture and the Guarantee of the Medium Term Notes have in all respects been duly authorized by the Guarantor;

FINOVA Trust Indenture                                              Page 2 of 61

     AND WHEREAS the Corporation and the Guarantor wish to appoint CIBC Mellon Trust Company as trustee, to perform certain of the duties hereunder;

     AND WHEREAS the foregoing recitals are made as statements of fact by the Corporation and/or the Guarantor, as the case may be, and not the Trustee;

     NOW THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as set forth below.

                            ARTICLE 1 INTERPRETATION

1.1 DEFINITIONS. In this Trust Indenture, including the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the meanings indicated.

"ADDITIONAL DEBENTURES" means Debentures of any one or more series, other than Medium Term Notes.

"AFFILIATE" means, in relation to any body corporate, another body corporate:

       (a)    which is a Subsidiary of the first;

       (b)    of which the first is a Subsidiary; or

       (c) which is a Subsidiary of a body corporate of which the first is also a Subsidiary.

"AUTHORIZED INVESTMENTS" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada, a province thereof or a Canadian chartered bank (which may include an affiliate or related party of the Trustee including, without limitation, Mellon Bank Canada) provided that each such obligation is rated at least R1 (middle) by Dominion Bond Rating Service Limited or any equivalent rating by CBRS Inc.

"Beneficial Owner" means any person holding a beneficial interest in the Debentures issued in book-entry only form.

"BENEFICIARY REQUEST" means a notice in writing delivered to the Corporation and signed by the owners of beneficial interests in the Registered Global Debenture representing the Medium Term Notes as certified by the Depositary and its participants, which interests represent not less than 10% of the aggregate principal amount of such Registered Global Debenture, requesting that the Medium Term Notes represented by such Registered Global Debenture be registered in the respective names of the owners of the beneficial interest represented by such Registered Global Debenture.

"BOARD RESOLUTION OF THE CORPORATION" means a resolution duly adopted by the board of directors of the Corporation and certified by an officer of the Corporation to be in full force and effect on the date of such certification and delivered to the Trustee.

"BOARD RESOLUTION OF THE GUARANTOR" means a resolution duly adopted by the board of directors of the Guarantor and certified by an officer of the Guarantor to be in full force and effect on the date of such certification and delivered to the Trustee.

FINOVA Trust Indenture                                              Page 3 of 61

"BUSINESS DAY", when used with respect to any place of payment or any other particular location referred to in this Indenture or in the Debentures, means, unless otherwise specified with respect to any Debentures pursuant to Section 2.2, each Monday to Friday, inclusive, which is not a day on which banking institutions in that place of payment or other location are authorized or obligated by law or executive order to close.

"CERTIFICATE OF THE CORPORATION" means a written certificate signed in the name of the Corporation by:

       (a) any two of the chairman, the deputy chairman, the chief executive officer, the president, the chief financial officer, and a vice-president;

       (b) any one of the foregoing together with one of the treasurer, the secretary, an assistant treasurer and an assistant secretary;

       (c)    any one of the foregoing together with a Director; or

       (d)    any two Directors.

"CERTIFICATE OF THE GUARANTOR" means a written certificate signed in the name of the Guarantor by:

       (a) any two of the chairman, the deputy chairman, the chief executive officer, the president, the chief financial officer, and a vice-president;

       (b) any one of the foregoing together with one of the treasurer, the secretary, an assistant treasurer and an assistant secretary;

       (c) any one of the foregoing together with a director of the Guarantor; or

       (d)    any two directors of the Guarantor.

"CONSOLIDATED NET TANGIBLE ASSETS" means the total of all assets reflected on an consolidated balance sheet of the Guarantor and its consolidated Subsidiaries, prepared in accordance with generally accepted accounting principles, at their net book values (after deducting related depreciation, depletion, amortization and all other valuation reserves which, in accordance with such principles, should be set aside in connection with the business conducted), but excluding goodwill, unamortized debt discount and all other like intangible assets, all as determined in accordance with such principles, less the aggregate of the current liabilities of the Guarantor and its consolidated Subsidiaries reflected on such balance sheet, all as determined in accordance with such principles. For purposes of this definition, "current liabilities" include all indebtedness for money borrowed, incurred, issued and assumed or guaranteed by the Guarantor and its consolidated Subsidiaries, and other payables and accruals, in each case payable on demand or due within one year of the date of determination of Consolidated Net Tangible Assets, but shall exclude any portion of long-term debt maturing within one year of the date of such determination, all as reflected on such consolidated balance sheet of the Guarantor and its consolidated Subsidiaries, prepared in accordance with generally accepted accounting principles.

"CORPORATION" means FINOVA (Canada) Finance Inc. and every successor corporation to or of FINOVA (Canada) Finance Inc. which shall have complied with the provisions of ARTICLE 10.

"CORPORATION'S AUDITORS" means the auditors of the Corporation at the date hereof or any other independent firm of accountants duly appointed as auditors of the Corporation.

"COUNSEL" means a barrister or solicitor or firm of barristers and solicitors retained or employed by the Trustee or retained or employed by the Corporation and acceptable to the Trustee.

FINOVA Trust Indenture                                              Page 4 of 61

"DEBENTUREHOLDERS" or "HOLDERS" means, with respect to registered Debentures, the several Persons for the time being entered in the registers hereinafter mentioned as holders thereof, with respect to unregistered Debentures, the bearers thereof for the time being and with respect to Registered Global Debentures, the Persons for the time being entered in the registry maintained by the Depositary for beneficial holders of Registered Global Debentures.

"DEBENTUREHOLDERS' REQUEST" means an instrument signed in one or more counterparts by the Holder or Holders of not less than 25% in principal amount of the Debentures outstanding for the time being, requesting the Trustee to take some action or proceeding specified therein.

"DEBENTURES" means the debentures, notes or other evidences of indebtedness of any one or more series of the Corporation issued and certified hereunder and for the time being outstanding, whether in definitive or interim form, and without limiting the generality of the foregoing:

       (a)    "COUPON   DEBENTURES"  means  Debentures  which  are  issued  with
              interest coupons attached;

       (b) "COUPONS" means the interest coupons attached or pertaining to coupon Debentures;

       (c) "FULLY REGISTERED DEBENTURES" means Debentures without coupons which are registered as to principal and interest as hereinafter provided;

       (d) "REGISTERED GLOBAL DEBENTURE" means a Debenture representing all or part of any series of Debentures that is issued to and registered in the name of the Depositary for such series, or its nominee, pursuant to Section 2.3 or 4.1, and that bears the legend prescribed in Section 2.3;

       (e)    "REGISTERED   DEBENTURES"  means  and  includes  fully  registered
              Debentures and coupon Debentures registered as to principal only;

       (f)    "UNREGISTERED   DEBENTURES"   means   Debentures   which  are  not
              registered Debentures; and

       (g) "U.S. DEBENTURES" Means any series of debentures issued in the United States of America and registered with the United States Securities and Exchange Commission from time to time upon and subject to the provisions and conditions contained herein.

"DEPOSITARY" means, with respect to the Debentures of any series issuable or issued in the form of one or more Registered Global Debentures, the Person designated as Depositary by the Corporation pursuant to Section 2.2(d) or
Section 4.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean each Person who is then a Depositary hereunder; and if at any time there is more than one such Person, "Depositary" as used with respect to the Debentures of any such series shall mean each Depositary with respect to the Registered Global Debenture of each series.

"DIRECTOR" means a director of the Corporation for the time being, and reference to action by the directors or board of directors means action by the directors of the Corporation as a board or, whenever duly empowered, action by an executive committee or other duly authorized committee of the board.

"EVENT OF DEFAULT" means any event specified in Section 8.1, which has continued for the period of time, if any, therein designated.

"EXTRAORDINARY RESOLUTION" has the meaning attributed to it in Section 11.13.

FINOVA Trust Indenture                                              Page 5 of 61

"GUARANTEE" means the guarantee of the Guarantor endorsed on a Medium Term Note.

"GUARANTOR" means FINOVA Capital Corporation and every successor corporation to or of FINOVA Capital Corporation which shall have complied with the provisions of ARTICLE 10.

"INSOLVENCY PROCEEDING" means any proceedings:

       (a) under the BANKRUPTCY AND INSOLVENCY ACT (Canada) or the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada) or under any other laws or statutes of any jurisdiction relating to bankruptcy, insolvency, adjustment of debt, dissolution, liquidation, winding-up or compromise or moratorium of debt or analogous laws; or

       (b) the appointment of a receiver of property or any part thereof which is a substantial part thereof.

"LIEN" means any lien, charge, claim, security interest, pledge, hypothecation, right of another under any conditional sale or other title retention agreement, or any other encumbrance affecting title to property. Without limiting the generality of the foregoing, the sale of property used or useful in the business of the seller with the intention of retaining the use thereof under a lease, or any other comparable arrangement commonly referred to as a "sale and leaseback," shall be deemed to create a Lien on such property.

"MEDIUM TERM NOTES" shall have the meaning ascribed in Subsection 4.1(a).

"PAYING AGENT" means any Person, which may be the Corporation, authorized by the Corporation to pay the principal of, premium, if any, and interest on any Debentures on behalf of the Corporation.

"PARTICIPANT" means a participant in the record entry and securities transfer system which is administered by the Depositary in accordance with the operating rules and procedures of its depositary service for book-entry only securities in force from time to time, or any successor system.

"PERIODIC OFFERING" means an offering of Debentures of a series from time to time, the specific terms of which Debentures, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Corporation upon or prior to the original issuance of such Debentures.

"PERSON" means an individual, a corporation, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof; and pronouns have a similarly extended meaning.

"RESTRICTED   SUBSIDIARY"  means  any  Subsidiary  of  the  Guarantor  which  is designated as such by a Board Resolution of the Guarantor.

"SEC" means the United States Securities and Exchange Commission.

"SUBSIDIARY" means any corporation at least a majority of the Voting Shares of which shall at the time be owned, directly or indirectly, by the Corporation, by the Guarantor, by one or more Subsidiaries or by the Guarantor and one or more Subsidiaries.

"TRUST INDENTURE", "INDENTURE", "HEREIN", "HEREBY", "HEREOF" and similar expressions mean or refer to this Indenture and include any and every Indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE" and "SECTION" followed by a number mean and refer to the specified Article or Section of this Indenture.

FINOVA Trust Indenture                                              Page 6 of 61

"TRUST INDENTURE ACT" means the United States TRUST INDENTURE ACT OF 1939 as in force at the date as of which this Indenture was executed.

"TRUST INDENTURE LEGISLATION" means, at any time, (i) the provisions of the COMPANIES ACT (Nova Scotia) and regulations thereunder as amended or re-enacted from time to time, (ii) the provisions of any other applicable statute of Canada or any province thereof and the regulations thereunder, and (iii) if applicable, the provisions of the Trust Indenture Act, as amended, and regulations thereunder, but only to the extent applicable under Rule 4d-9 under the Trust Indenture Act, in each case, relating to trust indentures and to the rights, duties, and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures to the extent that such provisions are at such time in force and applicable to this Indenture.

"TRUSTEE" means CIBC Mellon Trust Company until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each successor trustee.

"VOTING SHARES" means shares of any class of a corporation having under all circumstances the right to vote for the election of the directors of such corporation, provided that, for the purpose of this definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares whether or not such event shall have happened.

"WRITTEN ORDER OF THE CORPORATION" means a written order signed in the name of the Corporation by any one or more of its chairman, deputy chairman, chief executive officer, president, chief financial officer, a vice-president, secretary, treasurer, an assistant secretary or an assistant treasurer, or by any one or more of the Directors; and "Written Request of the Corporation" has a similar meaning.

1.2 MEANING OF "OUTSTANDING" FOR CERTAIN PURPOSES. Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or monies for the payment or redemption thereof shall be set aside under Section 9.2 or under the terms of the Debentures, as the case may be; provided, however, that:

       (a) Debentures which have been partially redeemed or purchased shall be deemed to be outstanding only to the extent of the unredeemed or unpurchased part of the principal amount thereof;

       (b) where a new Debenture has been issued in substitution for a Debenture which has been lost, mutilated, stolen or destroyed, only one of them shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

       (c)    for the  purpose  of any  provision  of this  Indenture  entitling
              Holders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Debentures owned legally or equitably by the Corporation, the Guarantor or any Affiliate thereof shall be disregarded except that:

              (i) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition, instrument or other action, only the Debentures which are certified in writing by a Certificate of the Corporation, or a Certificate of the Guarantor, as the case may be, as being so owned shall be so disregarded, and

              (ii) Debentures so owned which have been pledged in good faith other than to the Corporation, the Guarantor or any
                     Affiliate thereof shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures in his discretion free from the control of the Corporation, the Guarantor or any Affiliate thereof.

FINOVA Trust Indenture                                              Page 7 of 61

1.3 SPECIAL ACCOUNTING PROVISIONS. For the purposes of this Indenture and in respect of the Medium Term Notes and any Additional Debentures and the determinations required to be made under any of the covenants herein contained which relate to the Medium Term Notes and any Additional Debentures and the definitions set forth in Section 1.1, the following shall apply:

       (a) whenever any conversion of lawful money of the United States of America or of any other currency or currency unit into lawful money of Canada or vice versa is required herein, such conversion shall, unless otherwise provided herein, be at a rate of exchange determined by the Corporation as being made in accordance with generally accepted accounting principles;

       (b) debt for any period may be determined to be not more than a stated amount, without determining the exact amount thereof;

       (c) all determinations shall be made in accordance with generally accepted accounting principles and shall give effect to retirements of securities to be affected substantially concurrently with or prior to any issue of Debentures; and

       (d) all references herein to generally accepted accounting principles shall refer to generally accepted accounting principles from time to time utilized in Canada or, in the case of accounting terms used in connection with the Guarantor or any of its Subsidiaries other than the Corporation, in the United States, consistently applied by the Corporation and the Guarantor, as applicable, except for any changes in any method of accounting or changes in accounting policies which may be required by any regulatory authority or may be implemented by the Corporation or the Guarantor as a result of any changes usual to the business of the Corporation or the Guarantor, and all financial statements and other financial data provided pursuant to this Indenture shall be prepared, and all accounting terms used herein shall be construed, in accordance with such principles.

1.4 INTERPRETATION NOT AFFECTED BY HEADINGS. The division of this Indenture into Articles and Sections, Subsections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 NUMBER AND GENDER. Words importing the singular number include the plural and vice versa, words importing gender include the masculine, feminine and neuter genders and words importing individuals shall include firms and corporations and vice versa.

1.6 APPLICABLE LAW. This Indenture, the Debentures and the Guarantee and any coupons shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as contracts made and performed in the Province of Alberta.

1.7 REFERENCES. Unless there is something in the context or subject matter inconsistent therewith, all references herein to Articles, Sections, Subsections and other subdivisions refer to the corresponding Articles, Sections and other subdivisions of this Indenture.

1.8 JUDGMENTS. If a judgment or order is rendered by a court of any particular jurisdiction for the payment of any amounts owing to the Trustee or any Holder under this Indenture, the Debentures or the Guarantee or under a judgment or order of a court of any other jurisdiction in respect thereof or for the payment of damages in respect thereof and any such judgment or order is expressed in a currency (herein called the "JUDGMENT CURRENCY") other than lawful money of

FINOVA Trust Indenture                                              Page 8 of 61

Canada, the Corporation and, in the case of the Medium Term Notes, failing the Corporation the Guarantor, shall indemnify and hold the Trustee and the Holders harmless against any deficiency arising or resulting from any variation in rates of exchange between the Judgment Currency and lawful money of Canada occurring between (i) the date on which any amount expressed in lawful money of Canada is converted, for the purposes of making or filing any claim resulting in any judgment or order, into an equivalent amount in the Judgment Currency, and (ii) the date or dates of payment of such amount (or part thereof) or of discharge of such first-mentioned judgment or order (or part thereof) as appropriate. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Indenture, the Debentures and the Guarantee, respectively, shall give rise to a separate and independent cause of action and shall apply irrespective of any indulgence granted by any Holder or the Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order.

1.9 SUBMISSION TO JURISDICTION. The Trustee or (where entitled to do so under the provisions contained herein) any Holder shall be entitled to take proceedings against the Corporation and, if applicable, the Guarantor in the courts of any province of Canada in respect of their obligations hereunder and under the Debentures and Guarantee. The Guarantor hereby submits for all purposes of, or in connection with, this Indenture, the Medium Term Notes and Guarantee to the non-exclusive jurisdiction of the courts of the Province of Alberta and appoints for such purposes any director or officer of the Corporation for the time being to accept service of process in the Province of Alberta on the Guarantor's behalf.

1.10 CURRENCY. All references to currency herein shall unless otherwise provided be to lawful money of Canada.

1.11 LANGUAGE. This document is drawn up in English at the express wish of the parties. C'est le volante expresse des parties que cette entente soit redigee en anglais. In the event of any inconsistency between the English and French versions, in any, of the Debentures and any coupons, the English version shall govern.

1.12 DAY NOT A BUSINESS DAY. In the event that an action is required to be taken hereunder on a day which is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter.

                                    ARTICLE 2
                               ISSUE OF DEBENTURES

2.1 LIMIT OF ISSUE. The aggregate principal amount of Debentures which may be authorized and outstanding at any one time hereunder is unlimited. The Debentures may be issued in several series as herein provided.

2.2 CREATION AND ISSUE OF ADDITIONAL DEBENTURES.

       (a) The Additional Debentures may be issued in one or more series and the Debentures of each such series shall rank equally and PARI PASSU with all other unsecured and unsubordinated debt of the Corporation. There shall be established herein, in or pursuant to one or more resolutions of the Directors or in one or more indentures supplemental hereto, prior to the initial issuance of Additional Debentures of any particular series:

              (i) the designation of the Debentures of the series, (which need not include the term "Debentures") which shall distinguish the Debentures of the series from the Debentures of all other series;

FINOVA Trust Indenture                                              Page 9 of 61

              (ii) any limit upon the aggregate principal amount of the Debentures of the series that may be certified and delivered under this Indenture (except for Debentures certified and delivered upon registration of, transfer of, amendment of, or in exchange for, or in lieu of, other Debentures of the series pursuant to Sections 2.9, 2.10 or
                     2.11 or ARTICLE 3);

              (iii)  the date or  dates,  or the  method  by which  such date or
                     dates  will  be  determined  or  extended,   on  which  the
                     principal of the Debentures of the series is payable;

              (iv) the rate or rates at which the Debentures of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record, if any, shall be taken for the determination of holders to whom such interest shall be payable and/or the method or methods by which such rate or rates or date or dates shall be determined;

              (v) the place or places where the principal of, premium, if any, and interest, if any, on Debentures of the series shall be payable or where any Debentures of the series may be surrendered for registration of transfer or exchange and, if different than the location specified in Section 14.3, the place or places where notices or demands to or upon the Corporation in respect of the Debentures of the series and this Indenture may be served;

              (vi) the right, if any, of the Corporation to redeem Debentures of the series, in whole or in part, at its option and the period or periods within which, the price or prices at, and any terms and conditions upon, which Debentures of the series may be so redeemed, pursuant to any sinking fund or otherwise;

              (vii) the obligation, if any, of the Corporation to redeem, purchase or repay Debentures of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at, the period or periods within, the date or dates on, and any terms and conditions upon, which Debentures of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

              (viii) if other  than  denominations  of $1,000  and any  integral multiple thereof, the denominations in which Debentures of the series shall be issuable;

              (ix)   any  trustees,   depositaries,   authenticating  or  Paying
                     Agents, transfer agents or registrars or any other agents with respect to the Debentures of the series;

              (x) any deletions from, modifications of or additions to the events of default or covenants of the Corporation with respect to the Debentures of the series, whether or not such events of default or covenants are consistent with the events of default or covenants contained in this Indenture;

              (xi)   whether and under what  circumstances the Debentures of the
                     series  will  be  convertible   into  or  exchangeable  for
                     securities of any Person;

              (xii) whether such Debentures are to be issuable either temporarily or permanently, as global securities and, if so, whether beneficial owners of interests in any such global security may exchange such interests for Debentures of such series and of like tenor of any authorized form and

FINOVA Trust Indenture                                             Page 10 of 61

                     denomination and the circumstances under which any such exchanges may occur, and if Debentures of the series are to be issuable as a global security, the identity of the Depositary for such series;

              (xiii) if other than Canadian  currency,  the currency or currency unit in which the Debentures of the series are issuable and any provisions with respect to exchange rates and an exchange rate agent and if the Holders have an option to receive payments in one of a number of currencies or currency units, the method of such issuance and the method of determining the exchange rate; and

              (xiv) any other terms of the Debentures of the series (which terms shall not be inconsistent with the provisions of this Indenture).

       (b)    The  Additional  Debentures  of any  series  may  be of  different denominations and forms (either coupon Debentures or fully registered Debentures or one or more Registered Global Debentures or any combination thereof) and may contain such variations of tenor and effect, not inconsistent with the provisions of this Indenture, as are incidental to such differences of denomination and form including variations in the provisions for the exchange of Additional Debentures of different denominations or forms and in the provisions for the registration or transfer of Additional Debentures, and any series of Additional Debentures may consist of Additional Debentures having different dates of issue, different dates of maturity, different rates of interest and/or different redemption prices, if any, and/or different sinking fund or analogous provisions, if any, and/or partly of Debentures carrying the benefit of a sinking fund and partly of Debentures with no sinking fund provided therefor.

       (c) Subject to the foregoing provisions and subject to any limitation as to the maximum principal amount of Additional Debentures of any particular series, any of the Additional Debentures may be issued as part of any series of Debentures previously issued, in which case they shall bear the same designation and designating letters or numbers as have been applied to such similar prior issue and shall be numbered consecutively upwards in respect of each denomination of Debentures in like manner and following the numbers of the Debentures of such prior issue.

       (d) Before the issue of any Additional Debentures of any series subsequent to the Medium Term Notes, the Corporation shall execute and deliver to the Trustee an indenture supplemental hereto for the purpose of establishing the terms thereof and the forms, if any, and denominations in which they may be issued, and the appointment of any Depositary or any Paying Agent, and the Trustee shall execute and deliver such supplemental indenture pursuant to
              ARTICLE 12.

       (e) Whenever any series of Additional Debentures subsequent to the Medium Term Notes shall have been authorized as aforesaid, such Additional Debentures may be from time to time executed by the Corporation and, if applicable, the Guarantor and delivered to the Trustee and shall be certified by the Trustee and delivered by it to or to the order of the Corporation upon receipt by and deposit with the Trustee of the following:

              (i) a Board Resolution of the Corporation approving the creation and issue of Additional Debentures of the series in the aggregate principal amount therein specified, designating the series of such Additional Debentures, authorizing their execution and delivery and approving and authorizing the execution by the Corporation and delivery to the Trustee of an indenture supplemental hereto providing for the terms and provisions of the Additional Debentures of such series;

FINOVA Trust Indenture                                             Page 11 of 61

              (ii) if applicable, a Board Resolution of the Guarantor authorizing the execution of a guarantee of the Additional Debentures of the series and approving and authorizing the execution by the Guarantor and delivery to the Trustee of an indenture supplemental hereto providing for the terms and provisions of the guarantee of the Additional Debentures of such series;

              (iii) an indenture supplemental hereto in form satisfactory to the Trustee providing for the terms and provisions of the Additional Debentures of such series and the guarantee of such Additional Debentures, if any, in each case duly executed on behalf of the Corporation and, if applicable, the Guarantor;

              (iv) a Certificate of the Corporation stating that as of the date of delivery of the documents in paragraphs 2.2(e)(i),
                     (ii), and (iii) to the Trustee, no Event of Default has occurred which is continuing and that it has complied with all the requirements and conditions of this Indenture and any indenture supplemental thereto in connection with the issue of the Additional Debentures of which certification is requested;

              (v) if applicable, a Certificate of the Guarantor stating that as of the date of delivery of the documents in paragraphs 2.2(e)(i), (ii) and (iii) to the Trustee, the Guarantor has complied with all the requirements and conditions of this Indenture and any indenture supplemental thereto in connection with the issue of the Additional Debentures of which certification is requested;

              (vi) such reports and certificates, if any, as may be required by any provision hereof to evidence compliance with any covenant restricting the issuance of debt;

              (vii) a Written Order of the Corporation for the certification and delivery of a specified principal amount of Additional Debentures; and

              (viii) an opinion of Counsel that all legal  requirements  imposed by this Indenture, and any indenture supplemental thereto, or by law in connection with the proposed issue of Additional Debentures have been complied with by the Corporation.

       (f) No Additional Debentures shall be certified or delivered hereunder if, to the knowledge of the Trustee, an Event of Default shall have occurred and be continuing.

2.3 ISSUE OF REGISTERED GLOBAL DEBENTURE.

       (a) If the Corporation shall establish that the Debentures of a series are to be issued in whole or in part in the form of one or more Registered Global Debentures, then the Corporation shall execute and the Trustee shall certify and deliver one or more Registered Global Debentures that shall:

              (i) represent an aggregate amount equal to the aggregate principal amount of the outstanding Debentures of such series to be represented by one or more Registered Global Debentures;

              (ii) be registered in the name of the Depositary for such Registered Global Debenture or Debentures or the nominee of such Depositary;

              (iii) be delivered by the Trustee to such Depositary or pursuant to such Depositary's written instructions; and

FINOVA Trust Indenture                                             Page 12 of 61

              (iv) bear a legend substantially as follows, or such other or additional legends as may be required by the relevant Depositary from time to time:

                            "This Debenture is a Registered Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Debenture may not be transferred to, registered in the name of, or exchanged for Debentures registered in the name of, any Person other than the Depositary or a nominee thereof except in the limited circumstances described in the Indenture. Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Debenture shall be a Registered Global Debenture subject to the foregoing, except in such limited circumstances described in the Indenture."

       (b) Each Depositary designated for a Registered Global Debenture must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered or designated under the securities legislation of the jurisdiction applicable to the issue of such Debentures, and under any other applicable statute or regulation.

       (c) Subject to subsections 3.2(d) and 3.2(e), neither the Corporation nor the Trustee shall be under any obligation to deliver to Participants or Beneficial Owners, nor shall the participants or the beneficial owners have any right to require the delivery of, a certificate or other instrument evidencing an interest in a Registered Global Debenture.

2.4 DEBENTURES TO RANK PARI PASSU. All Debentures issued pursuant to the provisions of this Indenture shall rank PARI PASSU without discrimination, preference or priority whatever may be the actual date thereof or of the certification thereof or terms of issue of the same respectively, save only as to purchase or sinking fund, amortization fund or analogous provisions, if any, applicable to different series.

2.5 COMPUTATION OF INTEREST.

       (a) Fully registered Debentures or Registered Global Debentures originally issued hereunder shall bear interest from their respective dates of certification. Fully registered Debentures or Registered Global Debentures issued hereunder upon exchange or in substitution for previously issued Debentures shall bear interest from the interest payment date next preceding their respective dates of certification unless such date of certification be an interest payment date in which event such Debentures shall bear interest from such interest payment date. Debentures subject to a Periodic Offering shall bear interest from their date of certification or from the last interest payment date to which interest shall have been paid or made available for payment on such Debentures, whichever shall be later.

       (b) Coupon Debentures shall bear interest from their respective dates. The coupons, if any, matured at the date of delivery by the Trustee of any coupon Debenture shall be detached therefrom and cancelled before delivery, unless such Debenture is being issued in exchange or in substitution for another Debenture (whether in interim or definitive form) and such matured coupons represent unpaid interest to which the Holder of such exchanged or substituted Debenture is entitled.

       (c) Except as otherwise specified as contemplated by Section 2.2 with respect to any Debentures, interest on the Debentures of each series shall be computed on the basis of a 365 or 366 day year (as

FINOVA Trust Indenture                                             Page 13 of 61

              the case may be). For the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable with respect to any Debentures is the rate payable with respect to such Debentures multiplied by the actual number of days in the year for which such calculation is made and divided by 365 or 366, as the case may be.

2.6 SIGNING OF DEBENTURES. The Debentures shall be signed by any two of the chairman, the chief executive officer, the president, the chief financial officer, the vice-president finance, the treasurer and the assistant treasurer of the Corporation and the coupons, if any, shall be signed by any one of the said officers of the Corporation. The signatures of such officers may be mechanically reproduced and Debentures and coupons bearing such mechanical signatures shall be binding upon the Corporation as if they had been manually signed by such officers. Any Debenture or coupon signed as aforesaid shall be valid and binding upon the Corporation, notwithstanding that any of the persons whose manual or mechanical signature appears on any Debenture or coupon as one of such officers may no longer hold office at the date of this Indenture or at the date of such Debenture or coupon or at the date of certification and delivery thereof.

2.7 FORM OF DEBENTURES. The Debentures of any series may be engraved, lithographed, printed, mimeographed or typewritten, or partly in one form and partly in another, as the Corporation may determine or as otherwise may be provided herein.

2.8 CERTIFICATION OF DEBENTURES.

       (a) No Debenture shall be issued or, if issued, shall be obligatory or entitle the Holder to the benefit hereof until it has been certified by the Trustee substantially in the form applicable to such Debentures or in some other form approved by the Trustee and such certification by the Trustee upon any Debenture shall be conclusive evidence as against the Corporation that the Debenture so certified has been duly issued hereunder and is a valid obligation of the Corporation and that the Holder is entitled to the benefit hereof.

       (b) The certificate of the Trustee on Debentures or interim Debentures issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures or interim Debentures (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or interim
              Debentures or any of them or of the proceeds thereof. The certificate of the Trustee signed on any definitive or interim Debentures shall, however, be a representation and warranty by the Trustee that said definitive or interim Debentures have been duly certified by the Trustee pursuant to the provisions of this Indenture.

2.9 INTERIM DEBENTURES. Pending the delivery of definitive Debentures of any series to the Trustee, the Corporation may issue and the Trustee shall certify in lieu thereof interim Debentures, with or without coupons, in such forms and in such denominations and signed in such manner as the Trustee and the Corporation may approve, entitling the Holders thereof to definitive Debentures of the said series and any coupons relating thereto in any authorized denominations when the same are ready for delivery; provided, however, that the total amount of interim Debentures shall not exceed the aggregate principal amount of Debentures of such series authorized for issue. When so issued and certified, such interim Debentures shall, for all purposes, be deemed to be Debentures and, pending the exchange thereof for definitive Debentures, the Holders of the said interim Debentures shall be deemed to be Debentureholders

FINOVA Trust Indenture                                             Page 14 of 61

and entitled to the benefit of this Indenture to the same extent and in the same manner as though the said exchange had actually been made. Forthwith after the Corporation shall have executed and delivered the definitive Debentures to the Trustee, the Trustee shall at the Corporation's expense, call in for exchange all interim Debentures that shall have been issued and forthwith after such exchange shall cancel the same together with all unmatured coupons (if any) pertaining thereto. No charge shall be made by the Corporation or the Trustee to the Holders of such interim Debentures for such exchange thereof. All interest paid upon interim Debentures without coupons shall be noted thereon by the Paying Agent as a condition precedent to such payment unless paid by cheque to the registered Holders thereof.

2.10 MUTILATION, LOSS, THEFT OR DESTRUCTION OF DEBENTURES.

       (a) In case any of the Debentures issued and certified hereunder or coupons pertaining thereto shall become mutilated or be lost, destroyed or stolen, the Corporation in its discretion may issue and thereupon the Trustee shall certify and deliver a new Debenture or coupon of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Debenture or coupon or in lieu of and in substitution for such lost, destroyed or stolen Debenture or coupon and the new Debenture or coupon shall be in a form approved by the Trustee and shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debentures or coupons issued or to be issued hereunder.

       (b) The applicant for the issue of a new Debenture or coupon pursuant to this Section 2.10 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, provide to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Debenture or coupon so lost, destroyed or stolen as shall be satisfactory to the Corporation and the Trustee in their discretion and such applicant may also be required to provide indemnity in amount and form satisfactory to the Corporation and the Trustee in their discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.11 PLEDGE AND RE-ISSUE OF DEBENTURES. Provided no Event of Default has occurred which is continuing, all or any of the Debentures may be pledged, hypothecated or charged from time to time by the Corporation as security for advances or loans to, or for debt or other obligations of, the Corporation and, when redelivered to the Corporation or its nominees on or without payment, satisfaction, release or discharge in whole or in part of any such advances, loans, debt or obligations, such Debentures and all or any of the Debentures which, pursuant to any provisions of the Debentures, may be purchased in the open market or by tender or by private contract, may be held by the Corporation for such period or periods as it deems expedient and shall (subject to any rule of law to the contrary or pursuant to any provision of the Debentures or of this Indenture or pursuant to a resolution of the Directors, which provision or resolution requires cancellation and retirement of such Debentures so acquired), while the Corporation remains in possession thereof, be treated as unissued Debentures and accordingly may be issued or re-issued, pledged or charged, sold or otherwise disposed of as and when the Corporation may think fit, and all such Debentures so issued or re-issued or pledged or charged, sold or otherwise disposed of before but not after the respective dates of maturity thereof shall, subject to the provisions of Section 1.2, continue to be entitled, as upon their original issue, to the benefit of all the terms, conditions, rights, priorities and privileges hereby attached to or conferred on Debentures issued hereunder.


                                    ARTICLE 3
          REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF DEBENTURES

3.1 FULLY REGISTERED DEBENTURES.

       (a) With respect to each series of Debentures issuable in whole or in part as fully registered Debentures, unless otherwise provided in the supplemental Indenture establishing the terms thereof, the Corporation shall cause to be kept by the Trustee, at its principal office in Toronto, Ontario, a register in which shall be entered the names and addresses of the Holders of fully registered Debentures of such series and particulars of the Debentures held

FINOVA Trust Indenture                                             Page 15 of 61

              by them respectively. Unless otherwise provided in this Indenture or in any supplemental Indenture, the Corporation shall also, with respect to each series of Debentures issuable as fully registered Debentures, cause to be provided facilities for the exchange and transfer of fully registered Debentures by and at the principal office of the Trustee in Toronto, Ontario. The Corporation may, in consultation with the Trustee, from time to time provide additional facilities for such registration, exchange and transfer at other offices of the Trustee or at other agencies, as registrar.

       (b)    No transfer of a fully registered Debenture shall be valid unless:

              (i) made at one of the offices or other agencies referred to in Subsection 3.1(a) by the registered Holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee and upon compliance with such reasonable requirements as the Trustee may prescribe; and

              (ii) the name of the transferee has been noted on the Debenture by the Trustee or other agent.

       (c) The registered Holder of a fully registered Debenture may at any time and from time to time have the registration of such Debenture transferred from the register on which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon payment of a reasonable fee to be fixed by the Trustee. Such change of registration shall be noted on such Debenture by the Trustee or other registrar unless a new Debenture shall be issued upon such change of registration.

3.2 REGISTERED GLOBAL DEBENTURES.

       (a)    With respect to each series of Debentures  issuable in whole or in part in the form of one or more Registered Global Debentures, the Corporation shall cause to be kept by the Trustee at its principal office in Toronto, Ontario or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such place or places, if any, as may be specified in the Debentures of such series or as the Corporation may designate with the approval of the Trustee, registers in which shall be entered the name and address of the Depositary or its nominee for each such Registered Global Debenture and particulars of the Registered Global Debenture held by it, and such registration shall be noted on the Registered Global Debenture by the Trustee or other registrar. With respect to any Debentures of such series that are at any time not represented by one or more Registered Global Debentures, the provisions of Section 3.1 or Section 3.4, whichever are applicable, shall govern with respect to registrations === and transfers.

       (b) Notwithstanding any other provision of this ARTICLE 3, unless and until it is wholly exchanged for fully registered Debentures or coupon Debentures in definitive form in accordance with the terms hereof or particular terms applicable to the series of Debentures it represents, a Registered Global Debenture representing all or a portion of the Debentures of a series may not be transferred except as a whole by:

              (i) the Depositary for such series to a nominee of such Depositary;

              (ii) a nominee of such Depositary to such Depositary or to another nominee of such Depositary; or

FINOVA Trust Indenture                                             Page 16 of 61

              (iii)  such   Depositary  or  any  such  nominee  to  a  successor
                     Depositary for such series or a nominee of such successor Depositary,

                  and only if the transfer is duly recorded by the Trustee on the register for such series and, if required, on the Registered Global Debenture.

       (c) The Corporation and the Trustee understand that transfers of beneficial ownership in any debentures represented by a Registered Global Debenture will be effected only (i) with respect to the interest of Participants, through records maintained by the Depositary or its nominee for the Registered Global Debenture, and
              (ii) with respect to interest of persons other than Participants, through records maintained by Participants. Beneficial Owners who are not Participants but who desire to purchase, sell or otherwise transfer ownership of or other interest in Debentures represented by Registered Global Debentures may do so only through a Participant.

       (d) If at any time the Depositary for a Registered Global Debenture representing all or a portion of the Debentures of a series notifies the Corporation that it is unwilling or unable to continue as Depositary for such Registered Global Debenture, or ceases to be eligible to be a Depositary under Subsection 2.3(b), then the Corporation shall appoint a successor Depositary with respect to such Registered Global Debenture. If a successor Depositary for such Registered Global Debenture is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such ineligibility, then the Corporation's determination that the Debentures represented by such Registered Global Debenture be held as a Registered Global Debenture shall no longer be effective with respect to the Debentures represented by such Registered Global Debenture, and the Corporation will execute, and the Trustee, upon receipt of a Written Order of the Corporation for the certification and delivery of individual Debentures of such series, will certify and deliver, in exchange for such Registered Global Debenture, individual Debentures of such series, in accordance with Subsections 3.2(f) and (g), in an aggregate principal amount equal to the principal amount of such Registered Global Debenture.

       (e) The Corporation may at any time and in its sole discretion determine that Debentures of any series issued in the form of one or more Registered Global Debentures shall no longer be represented by such Registered Global Debentures, in which event the Corporation will execute, and the Trustee, upon receipt of a Written Order of the Corporation for the certification and delivery of individual Debentures of such series, will certify and deliver, in exchange for such Registered Global Debentures, individual Debentures of such series, in accordance with Subsections 3.2(f) and (g), in an aggregate principal amount equal to the principal amount of such Registered Global Debentures.

       (f) In any exchange provided for in any of Subsections 3.2(d) or (e), or in the terms applicable to any particular series of Debentures, the Corporation will execute and the Trustee will certify and deliver individual Debentures:

              (i) as fully registered Debentures in authorized denominations if the Debentures of such series are issuable as fully registered Debentures;

FINOVA Trust Indenture                                             Page 17 of 61

              (ii) as coupon Debentures, registrable as to principal only, in authorized denominations with coupons attached if the Debentures of such series are issuable as coupon Debentures registrable as to principal only;

              (iii) as coupon Debentures not registrable as to principal if the Debentures of such series are issuable as coupon Debentures not registrable as to principal; or

              (iv) in any combination of the foregoing Debentures, if issuable as such,


              all according to instructions from the Depositary to the Trustee in that regard, as contemplated by Subsection 3.2(g), and all in a minimum of $1,000 principal amount and multiples thereof.

       (g) Upon the exchange of a Registered Global Debenture for individual Debentures in definitive form, pursuant to any of Subsections 3.2(d) or 3.2(e), or pursuant to the terms applicable to any particular series of Debentures, such Registered Global Debenture shall be cancelled by the Trustee. Individual registered Debentures exchanged for portions of a Registered Global Debenture shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Debenture, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver any such registered Debentures to the Persons in whose names such Debentures are so registered. The Trustee shall deliver individual coupon Debentures exchanged for a Registered
              Global Debenture to the Persons, and in such authorized denominations, as the Depositary for such Registered Global Debenture, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Unless otherwise requested by the Holder, all such Debentures shall be delivered by mailing the Debenture to the address of the Holder provided by the Depositary.

       (h) If authorized by the Corporation pursuant to Section 2.3 with If authorized by the Corporation pursuant to Section 2.3 with respect to a series of Debentures issued in the form of one or more Registered Global Debentures, then the Depositary of a Registered Global Debenture representing such series of Debentures may surrender the Registered Global Debenture for such series of Debentures in exchange in whole or in part for individual Debentures of such series on such terms as are acceptable to the Corporation and such Depositary. Thereupon, the Corporation shall execute, and the Trustee shall certify and deliver to:

              (i) each Person specified by such Depositary, one or more new individual Debentures of the same series in any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Debenture; and

              (ii) such Depositary, a new Registered Global Debenture in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Debenture and the aggregate principal amount of new individual Debentures delivered to Persons under this Subsection 3.2(h).

FINOVA Trust Indenture                                             Page 18 of 61

       (i) All Debentures executed for delivery upon any transfer or exchange of a Registered Global Debenture shall be valid obligations of the Corporation, evidencing the same debt and entitled to the same benefits under this Indenture as the Registered Global Debenture surrendered for such transfer or exchange. No service charge shall be made for any registration of transfer or exchange of a Registered Global Debenture but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of a Registered Global Debenture.

       (j) None of the Corporation, the Trustee or any other registrar shall be required to:

              (i) execute for delivery, register the transfer of or exchange a Registered Global Debenture of any particular series during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption of all or any part of a Registered Global Debenture selected for redemption and ending at the close of business on the day of such mailing; or

              (ii) register the transfer of or exchange any portion of a Registered Global Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Registered Global Debenture being redeemed in part.

3.3 Dealings with the Depositary

       (a) The rights of Beneficial Owners shall be limited to those established by applicable law and agreement between the Depositary and the Participants and between such Participants and Beneficial Owners, and must be exercised through a Participant in accordance with the rules and procedures of the Depositary.

       (b) The Corporation and the Trustee acknowledge that, subject to and in accordance with the rules and procedures of the Depositary as established from time to time, each Participant must look solely to the Depositary through its Paying Agent service, for so long as the Depositary is the registered holder of Registered Global Debentures, for its share of each payment made by the Trustee to the registered holder of the Registered Global Debentures, and each Beneficial Owner must look solely to Participants for its share of such payments. Provided that the Corporation has made payments to the Trustee in respect of the Registered Global Debentures no person, including any Participant or Beneficial Owner, shall have any claim against the Corporation in respect of payments due on such Registered Global Debentures and the obligations of the Corporation shall be discharged by payment to the Trustee in respect of each amount so paid.

       (c)    The  Depositary   shall  be  responsible   for  the  creation  and
              maintenance   of  the  book   entries  and  the  accounts  of  its
              Participants with an interest in the Debentures represented by Registered Global Debentures. The Corporation and the Trustee understand that the Depositary will deliver to the Trustee a certified list of Participants as at the date of issue of Debentures represented by Registered Global Debentures showing the name and address of each Participant (including the facsimile number and electronic communications address, if any) together with the aggregate principal amount of such Participants' interest

FINOVA Trust Indenture                                             Page 19 of 61

              in such Debentures and that, for so long as interests in Debentures are represented by one or more Registered Global Debentures, the Depositary shall, upon the reasonable request of the Trustee from time to time, deliver to the Trustee a copy of the then current list of Participants and such additional information as the Trustee may reasonably request. The Corporation and the Trustee shall be entitled to rely upon all such information provided by the Depositary to the Corporation and the Trustee.

       (d) The Corporation understands that the Depositary acts as the agent and depositary for the Participants and neither the Corporation nor the Trustee assume any liability for:

              (i) any aspect of the records relating to the beneficial ownership of or beneficial interest in the Debentures held by the Depositary or the payments relating thereto;

              (ii) maintaining, supervising or reviewing any records relating to the Debentures held by the Depositary; or

              (iii) any advice or representation made by or with respect to the Depositary and those contained herein and relating to the rules governing the Depositary or any action to be taken by the Depositary or at the direction of its Participants.

3.4 COUPON DEBENTURES.

       (a) Coupon Debentures issued hereunder shall be negotiable and title thereto shall pass by delivery unless registered as to principal for the time being as hereinafter provided. Notwithstanding registration of coupon Debentures as to principal, the coupons when detached shall continue to be payable to bearer and title thereto shall pass by delivery.

       (b) With respect to each series of Debentures issuable in whole or in part as coupon Debentures registerable as to principal only, unless otherwise provided in the supplemental Indenture establishing the terms thereof, the Corporation shall cause to be kept by the Trustee, at its principal office in Toronto, Ontario, a register in which Holders of coupon Debentures of such series may register the same as to principal only and in which shall be entered the names and addresses of the Holders of coupon Debentures of such series registered as to principal and particulars of the coupon Debentures so registered held by them respectively. Unless otherwise provided in this Indenture or in any supplemental Indenture, the Corporation shall also, with respect to each series of Debentures issuable as coupon Debentures registrable as to principal only, cause to be provided facilities for the registration, exchange and transfer of coupon Debentures registrable as to principal only by and at the principal office of the Trustee in Toronto, Ontario. The Corporation, in consultation with the Trustee, may from time to time provide additional facilities for such registration, exchange and transfer at other offices of the Trustee or at other agencies. Such registration shall be noted on the Debentures by the Trustee or other agencies, as registrar.

       (c) After such registration of a coupon Debenture, no transfer thereof shall be valid unless made at one of the offices or other agencies referred to in Subsection 3.4(b) by the registered Holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee and upon compliance with such reasonable requirements as the Trustee may prescribe, nor unless such transfer shall have been noted on the Debenture by the Trustee or other agent; provided, however, that any such Debenture may be discharged from registry by being

FINOVA Trust Indenture                                             Page 20 of 61

              transferred to bearer, after which it shall again be transferable by delivery, but may again from time to time be registered and discharged from registry.

       (d) The registered Holder of a coupon Debenture registrable as to the principal only may at any time and from time to time have the registration of such Debenture transferred from the register on which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and payment of a reasonable fee to be fixed by the Trustee or such other registrars. Such change of registration shall be noted on such Debenture by the Trustee or other registrar unless a new coupon Debenture shall be issued upon such change of registration.

3.5 TRANSFEREE ENTITLED TO REGISTRATION. The transferee of a registered Debenture, other than a Registered Global Debenture, shall, after the appropriate form of transfer is deposited with the Trustee or other agent and upon compliance with all other conditions in that behalf required by the Trustee, this Indenture or by law, be entitled to be entered on the register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous Holder of such Debenture, save in respect of equities of which the Corporation or Holder is required to take notice by statute or by order of a court of competent jurisdiction.

3.6 EXCHANGE OF DEBENTURES.

       (a)    Debentures  in any  authorized  form or  denomination,  other than
              Registered Global Debentures, may be exchanged upon reasonable notice for Debentures in any other authorized form or denomination, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debentures so exchanged.

       (b) Debentures of any series may be exchanged at the principal office of the Trustee in Toronto, Ontario or at such other place or places, if any, as may be specified in the Debentures of such series and at such other place or places, if any, as may from time to time be designated by the Corporation with the approval of the Trustee. Any Debentures tendered for exchange shall be surrendered to the Trustee together with all unmatured coupons, if any, and all matured coupons in default, if any, pertaining thereto. The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges as aforesaid. All Debentures and coupons surrendered for exchange shall be cancelled.

       (c) Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

       (d) The transferee of a fully registered Debenture, other than a Registered Global Debenture, shall be entitled, if such series shall provide for the issue of coupon Debentures, on request, to receive a coupon Debenture or Debentures on such transfer without the prior issue to him of a fully registered Debenture.

FINOVA Trust Indenture                                             Page 21 of 61

3.7 CHARGES FOR REGISTRATION, TRANSFER AND EXCHANGE.

       (a) Unless otherwise provided in any supplemental Indenture, for each Debenture exchanged, registered, transferred or discharged from registration, the Trustee or other agent shall, if required by the Corporation in writing, make a reasonable charge for its services and for each new Debenture issued, if any; provided, however, that no charge to a Debentureholder shall be made hereunder for any:

              (i) exchange, registration, transfer or discharge from registration of any Debenture applied for within the period of two months from and including the date of original issue of such Debenture;

              (ii) exchange of any interim or temporary Debenture or interim certificate that has been issued under Section 2.9;

              (iii) exchange of a Registered Global Debenture as contemplated in Section 3.2 or Subsection 4.4(a); or

              (iv)   exchange  of  any  Debenture   resulting   from  a  partial
                     redemption under Section 6.4.

       (b) Payment of any such charges and reimbursement of the Trustee or other agent or the Corporation for any transfer taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto.

3.8 REGISTERS OPEN FOR INSPECTION. The registers shall, at all reasonable times and at such reasonable costs as established by the Trustee, be open for inspection by the Corporation, the Guarantor or any Debentureholder. The Trustee and every registrar shall, from time to time when requested to do so by the Corporation or by the Trustee in writing, furnish the Corporation or the Trustee, as the case may be, with a list of names and addresses of Holders of registered Debentures entered on the register and showing the principal amount and serial numbers of the Debentures held by each such Holder.

3.9 CLOSING OF REGISTERS.

       (a) Subject to any restriction herein provided, the Corporation, with the approval of the Trustee, may at any time close any register, other than the register kept at the principal office of the Trustee in Toronto, Ontario, and transfer the registration of any Debentures registered thereon to another register and thereafter such Debentures shall be deemed to be registered on such other register and notice of such transfer shall be given in the manner provided in Section 14.1 to the Holders of the Debentures registered in the register so closed.

       (b) Neither the Corporation nor the Trustee nor any other agent shall be required to make:

              (i) exchanges or transfers of fully registered Debentures of any series on any interest payment date for Debentures of that series or during the 14 preceding days; or

FINOVA Trust Indenture                                             Page 22 of 61

              (ii) transfers of any registered Debentures of any series or exchanges of Debentures of any series on the day of any selection by the Trustee of Debentures of that series to be redeemed or during the 14 preceding days; or

              (iii) transfers of any registered Debentures of any series or exchanges of Debentures of any series which have been called for redemption in whole or in part unless, upon due presentation thereof for redemption, such Debentures shall not be redeemed.

3.10 OWNERSHIP OF DEBENTURES AND COUPONS.

       (a) The Person in whose name any registered Debenture is registered shall, for all the purposes of this Indenture, be and be deemed to be the owner thereof, and the Trustee, the Corporation and the Guarantor shall be protected in acting and relying on such registration, and payment of or on account of the principal and premium, if any, on such Debenture and, in the case of a fully registered Debenture, interest thereon shall be made only to or upon the order in writing of such registered Holder.

       (b) The Corporation, the Trustee and any other agent may deem and treat the bearer of any unregistered Debenture and the bearer of any coupon, whether or not the Debenture from which it has been detached shall be registered as to principal, as the absolute owner of such Debenture or coupon, as the case may be, for all purposes and neither the Corporation nor the Trustee nor any other agent shall be affected by any notice to the contrary.

       (c) Neither the Corporation nor the Trustee nor any other agent shall be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture and may transfer the same on the direction of the Person registered as the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

       (d) The registered Holder for the time being of any registered Debenture and the bearer of any unregistered Debenture and the bearer of any coupon shall be entitled to the principal, premium, if any, and/or interest evidenced by such instruments respectively free from all equities or rights of set-off or counter-claim between the Corporation and the original or any intermediate Holder thereof, except in the case of any prior overpayment with respect to a Debenture, and all Persons may act accordingly and the receipt of any such registered Holder or bearer, as the case may be, for any such principal, premium, if any, or interest shall be a good discharge to the Corporation, the Trustee and any other agent for the same and neither the Corporation, the Trustee nor any other agent shall be bound to inquire into the title or interest of any such registered Holder or bearer.

       (e) Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Trustee stating that the unregistered Debentures specified therein have been deposited by a named Person with such bank, trust company or other depositary and will remain so deposited until the expiry of the period specified therein, the Corporation, the Trustee and any other agent shall treat the Person so named as the owner, and such certificate as sufficient evidence of the ownership by such Person during such period, of such Debentures, for the purpose of any Debentureholders' Request, requisition, direction, consent, instrument, or other document to be made, signed or given by the Holder of the Debentures so deposited. The Corporation, the Trustee and any other agent shall treat the registered Holder of

FINOVA Trust Indenture                                             Page 23 of 61

              any Debenture as the owner thereof without actual production of such Debenture for the purpose of any Debentureholders' Request, requisition, direction, consent instrument or other document as aforesaid.

       (f) Where a registered Debenture is registered in more than one name, the principal, premium, if any, and interest (in the case of fully registered Debentures) from time to time payable in respect thereof may be paid by cheque payable to the order of all such Holders, failing written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a valid discharge to the Trustee and any other agent and to the Corporation, unless such cheque not be paid at par on presentation at any one of the places where such principal, premium, if any, and interest is, by the terms of such Debenture, made payable.

       (g) In the case of the death of one or more joint registered Holders, the principal, premium, if any, and interest on fully registered Debentures and the principal and premium, if any, on coupon Debentures registered as to principal only may be paid by cheque to the survivor or survivors of such registered Holders whose receipt therefor shall constitute a valid discharge to the Trustee and any other agent and to the Corporation, unless such cheque not be paid at par on presentation at any one of the places where such principal, premium, if any, and interest is, by the terms of such Debenture, made payable.

3.11 HOME OFFICE PAYMENT AGREEMENTS. Notwithstanding anything herein contained, the Corporation may enter into an agreement with the registered Holder of a registered Debenture, or with the Person for whom such registered Holder is acting as nominee, or with the Depositary, providing for the payment to such registered Holder or to such Person or as the Depositary may advise, of the principal of and premium (if any) and interest on such Debenture, at a place or places other than the place or places specified herein and in such Debenture as the place or places for such payment. Such payments may be made by the Trustee, or by any Paying Agent with the consent of the Trustee, to the registered Holder thereof or to such Person for whom such registered Holder is acting as nominee or as the Depositary may advise, without presentation or surrender of the Debenture to the Trustee if such Debenture is being redeemed in part only and if there shall have been filed with the Trustee a Certificate of the Corporation stating that the Corporation has entered into an agreement with such registered Holder or the Person for whom such registered Holder is acting as nominee or the Depositary to the effect that:

       (a)    payment will be so made;

       (b) upon written request from the Trustee or the Corporation, such registered Holder or other Person or the Depositary will make notations on such Debenture of the portions thereof so redeemed;

       (c) whether or not it shall have received any request to make notations as aforesaid, such registered Holder or other Person or the Depositary will not dispose of such Debenture or permit its nominee to dispose of such Debenture or of any interest therein without, prior to the delivery thereof, surrendering the same to the Trustee or other registrar either for notation thereon of the portion of the principal amount thereof redeemed or in exchange for a Debenture or Debentures of the same series in authorized denominations, aggregating the same principal amount as the principal amount of such Debenture so surrendered which shall remain unpaid; and

FINOVA Trust Indenture                                             Page 24 of 61

       (d) such registered Holder, the Depositary or other Person shall surrender such Debenture to the Trustee or other registrar upon payment in full of the principal, premium, if any, and interest of such Debentures.

Neither the Trustee nor any Paying Agent shall be under any duty to determine that such notations have been made. Any payment of the principal of, and premium (if any) and interest on, any such fully registered Debenture at such other place or places pursuant to such agreement shall, notwithstanding any other provision of this Indenture, be valid and binding on the Corporation, the Trustee, the Holders of all Debentures and the Depositary.


                                    ARTICLE 4
                      ISSUE OF SERIES OF MEDIUM TERM NOTES

4.1 FORM AND TERMS OF SERIES OF MEDIUM TERM NOTES.

       (a) The first series of Debentures authorized to be issued hereunder shall be designated as "MEDIUM TERM NOTES" which may be issued from time to time upon and subject to the provisions and conditions and in accordance with this Indenture. The aggregate principal amount of Medium Term Notes that may be issued hereunder is unlimited.

       (b) Except as provided in Section 4.4 and Subsections 3.2(d) and 3.2(e), the Medium Term Notes shall be issuable as a Registered Global Debenture substantially in the form as set forth in Schedule A to this indenture with The Canadian Depositary for Securities Limited being designated the initial Depositary therefor and CDS & Co. being registered as the initial holder thereof for each issue, and with the register being maintained by the Trustee or other agent in Toronto, Ontario. Each Medium Term Note to be issued in exchange for a Registered Global Debenture representing Medium Term Notes pursuant to Section 4.4 or Subsections 3.2(d) or 3.2(e), and any substitutions therefor in whole or in part, shall only be issuable as fully registered Debentures substantially in the form as set forth in Schedule B to this Indenture.

       (c) Each Medium Term Note shall be dated as of such date, shall mature on such date, shall be issued and payable in such currency or currency unit and shall bear interest at such rate or rates or calculated in such manner as shall be determined by the Corporation prior to the time of issue, provided however that each Medium Term Note has a maturity date of at least one year from date of issue. Interest at the annual rate so determined shall be calculated and payable (both before and after default, maturity, and judgment) on such dates in each year, commencing on such date, as shall be determined by the Corporation prior to the time of issue. After default, to the extent permitted by applicable law, interest shall be payable on overdue interest at the same rate and computed in such manner as shall be determined by the Corporation prior to the time of issue.

       (d) Unless otherwise specified in the applicable Written Order of the Corporation, the Medium Term Notes shall be issued in multiples of $1,000 or, in the case of another currency or currency unit, such other denominations in such currency or currency unit and integral multiples thereof as may be determined by the Corporation.

       (e) The Medium Term Notes (endorsed by the Guarantor as required pursuant to Section 5.2) and the certificate of the Trustee or other agent endorsed thereon shall be substantially in the form set out in Schedule A to this Indenture with such appropriate insertions, omissions, substitutions and variations as

FINOVA Trust Indenture                                             Page 25 of 61

              the Corporation, the Guarantor and the Trustee may approve and shall be numbered in such manner as the Corporation and the Trustee or other agent may approve, such approvals of the Corporation, the Guarantor and the Trustee to be conclusively evidenced by its execution, endorsement and certification, respectively, of the Medium Term Notes.

       (f) Unless otherwise specified in a Written Order of the Corporation, the Medium Term Notes shall not be redeemable prior to maturity; provided, however, that if stated to be redeemable, for purposes of ARTICLE 6, each issuance of Medium Term Notes pursuant to a Written Order of the Corporation shall be deemed to be a "series".

       (g) The Corporation, when no Event of Default has occurred and is continuing under this Indenture, will have the right to purchase Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) in the market or by tender or by private contract at any price without having to purchase any or all of the other Debentures outstanding, except as required by law.

       (h) If, upon an invitation for tenders made pursuant to Subsection 4.1(g), more Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) are tendered at the same price than the Corporation is prepared to pay, then the Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) to be purchased by the Corporation will be selected by the Trustee on a pro rata basis, or in such other manner as the Trustee may deem equitable, from the Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) tendered by each tendering Holder of Medium Term Notes who tendered at such lowest price. For this purpose, the Trustee may make, and from time to time amend, regulations with respect to the manner in which Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) may be so selected, and regulations so made shall be valid and binding upon the Depositary and all Holders of Medium Term Notes or of a beneficial interest in any Registered Global Debenture representing same, notwithstanding the fact that, as a result thereof, one or more of such Medium Term Notes becomes subject to purchase in part only. Appropriate notations shall be made by the Depositary with respect to any Medium Term Notes (including beneficial interests in any Registered Global Debenture representing Medium Term Notes) purchased hereunder. Notwithstanding the foregoing, no Debenture shall be purchased for an amount less than $1,000 principal amount (or the equivalent denomination if the Debenture in question is issued in a foreign currency or currency unit).

       (i) The principal of all Medium Term Notes and the premium, if any, and interest thereon and all sums which may at any time become payable thereon, whether at maturity, on a declaration, on redemption or otherwise shall be payable at any branch in Canada of Canadian Imperial Bank of Commerce, or such other financial institution as may be designated from time to time by the Corporation, at the Holder's option, against surrender of the Medium Term Notes, except that the Corporation may agree with any registered holder of Medium Term Notes or the Depositary to make payment as provided for in Section 3.11. If the due date for payment of any amount of principal or interest on any Medium Term
              Note is not a Business Day, then such payment will be made on the next Business Day and the Holder of such Medium Term Note shall not be entitled to any further interest or other payment in respect of such delay.

4.2 ISSUE OF MEDIUM TERM NOTES. Medium Term Notes are hereby created and may forthwith and from time to time be executed by the Corporation, endorsed by the Guarantor and delivered to the Trustee or other agent and shall thereupon be

FINOVA Trust Indenture                                             Page 26 of 61

certified by the Trustee or other agent and delivered by the Trustee or other agent upon the Written Order of the Corporation, without receiving any consideration therefor, upon receipt by the Trustee of:

       (a) opinions of Counsel dated the date of such certification and delivery to the effect that:

              (i) this Indenture has been duly and validly authorized, executed and delivered by the Corporation and the Guarantor and is a valid and binding instrument in accordance with its terms and is enforceable against the Corporation and the Guarantor, and

              (ii) all conditions precedent provided for in this Indenture and by applicable law relating to the authorization, execution, certification and delivery of the Medium Term Notes have been complied with or satisfied in accordance with the terms of this Indenture and by such applicable law, provided, however, that such opinions may be expressed to be subject to any applicable bankruptcy or insolvency laws or other laws affecting the enforcement of creditors' rights generally and may also indicate the discretionary nature of the remedies of specific performance and injunctive relief;

       (b)    a  Certificate  of  the   Corporation   dated  the  date  of  such
              certification and delivery to the effect that:

              (i) all conditions precedent provided for in this Indenture and by applicable law relating to the authorization, execution, issuance, certification and delivery of the Medium Term Notes have been complied with or satisfied in accordance with the terms of this Indenture and such applicable law, and

              (ii) at the time of the certification and delivery of the Medium Term Notes by the Trustee, there is no Event of Default under this Indenture and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Indenture has occurred and is continuing; and

       (c) a Certificate of the Guarantor dated the date of such certification and delivery to the effect that the Guarantor has complied with all the requirements of this Indenture in connection with the issue of the Medium Term Notes.

The Written Order of the Corporation required by Section 4.2 for the certification and delivery of Medium Term Notes shall specify in a schedule (the "TERMS SCHEDULE") to such Written Order of the Corporation, the date, principal amount, currency or currency units, maturity date, interest rate, if any, (or the method of calculation thereof), interest payment dates, redemption provisions (if any), whether the Notes are to be issued as fully registered debentures or a Registered Global Debenture and place of delivery for each Medium Term Note requested to be certified and delivered. Upon the certification and delivery by the Trustee or other agent of Medium Term Notes in accordance with such Written Order of the Corporation, the Terms Schedule to such Written Order of the Corporation shall be deemed to be a schedule to and form part of this Indenture and shall be binding on the parties hereto. The Trustee or other agent shall have no duty or responsibility with respect to the use or application of any of the Medium Term Notes so certified and delivered or of the proceeds thereof.

4.3 APPOINTMENT OF NOTE AGENT. The Corporation hereby appoints Canadian Imperial Bank of Commerce as its agent to provide services for the safekeeping, authentication, issuance, delivery and transfer of the Medium Term Notes and to act as registrar and Paying Agent for the Medium Term Notes, and the Trustee hereby acknowledges such appointment. The Corporation agrees to provide to the

FINOVA Trust Indenture                                             Page 27 of 61

Trustee a copy of any agreement, and any amendments to such agreement, between the Corporation and Canadian Imperial Bank of Commerce.

4.4 EXCHANGE OF REGISTERED GLOBAL DEBENTURE FOR MEDIUM TERM NOTES. If:

       (a) an Event of Default shall have occurred and be continuing and shall not have been waived by the Trustee pursuant to Section 8.3 and the Corporation shall have received a Beneficiary Request;

       (b) the Trustee shall have received a Debentureholders' Request requesting that the Medium Term Notes represented by all Registered Global Debentures be registered in the names of the owners of the beneficial interest represented by such Registered Global Debentures; or

       (c) an Extraordinary Resolution shall have been proposed by the Corporation, the Depositary or the Trustee and the Corporation shall have received a Beneficiary Request relating thereto,

then the Corporation and the Guarantor will execute, and the Trustee or other agent, upon receipt of a Written Order of the Corporation for the certification and delivery of individual Debentures of:

       (d)    the Medium Term Notes; or

       (e) all series of Debentures represented by one or more Registered Global Debentures in the case of a Debentureholders' Request under Subsection 4.4(b) above,

will certify and deliver, in exchange for Registered Global Debentures of such series, individual Debentures of such series, in accordance with Subsections 3.2(f) and 3.2(g), in an aggregate principal amount equal to the principal amount of the Registered Global Debentures representing Debentures of such series. The provisions of Section 3.2 shall apply to such exchange.


                                    ARTICLE 5
                         GUARANTEE OF MEDIUM TERM NOTES

5.1 GUARANTEE OF MEDIUM TERM NOTES.

       (a) The Guarantor covenants with the Trustee on behalf of the Holders that the Corporation will pay, and hereby unconditionally guarantees, as provided in the Guarantee to be endorsed on each Medium Term Note pursuant to Section 5.2, the due and punctual payment of the principal of and premium (if any) and interest on each Medium Term Note certified by or on behalf of the Trustee, when and as the same shall become due and payable after any applicable grace period set out in Section 8.1, whether at their respective due dates, on redemption or on a declaration or otherwise, in accordance with the terms of such Medium Term Note and this Indenture (the "OBLIGATIONS"); provided, however, that payment of interest on overdue instalments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by the Corporation in the payment of any such principal, premium, or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period. The Guarantor hereby agrees that its obligations under each Guarantee and this Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of any such Medium Term Note or this Indenture as regards the Corporation (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recover of any judgment against the Corporation or any

FINOVA Trust Indenture                                             Page 28 of 61

              action to enforce the same or any circumstances which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, reorganization, insolvency or bankruptcy of the Corporation, any right to require a proceeding first against the Corporation, protest or notice with respect to any Medium Term Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that its obligations under this Section
              5.1 and each Guarantee will not be discharged as to any Medium Term Note except by payment in full of the principal of and premium (if any) and interest on such Medium Term Note.

       (b) The obligation of the Guarantor under this Section 5.1 and each Guarantee shall be a continuing obligation, shall cover all the Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Holders of any Medium Term Note.

       (c) In addition to the guarantee contained in each Guarantee and this Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holders of any Medium Term Note harmless against all costs, losses, expenses and damages they may suffer from or as a result of the Corporation's default in the performance of any of the Obligations.

       (d) The Guarantor shall not be or become liable hereunder or under any Guarantee to make any payment of principal, premium (if any) or interest in respect of which the Corporation is in default if the default of the Corporation in respect of which the Guarantor would otherwise be or become liable hereunder or under any guarantee has been waived or directed to be waived pursuant to the provisions in that behalf contained in this Indenture; but no waiver or consent of any kind whatsoever shall release, alter or impair the unconditional obligation of the Guarantor hereunder or under any Guarantee after giving effect to such waiver or consent.

       (e) The Guarantor shall be subrogated to all rights of the Holder of each Medium Term Note against the Corporation in respect of any amount paid by the Guarantor pursuant to the provisions of any Guarantee, but the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal or and premium (if any) and interest on all Medium Term Notes has been paid in full or duly provided for.

       (f) If any moneys become payable by the Guarantor hereunder the Trustee shall be entitled to enforce and receive payment thereof by the Guarantor, for the benefit of the Holders of the Medium Term Notes, and shall be entitled to recover judgment against the Guarantor for any portion of the same remaining unpaid; and the Trustee shall have further remedies with respect to the Guarantor similar to the remedies granted to it in ARTICLE 8 with respect to the Corporation. The whole of the moneys from time to time received by the Trustee hereunder shall be applied by the Trustee in accordance with Section 8.6.

       (g) The obligations of the Guarantor under each Guarantee shall constitute direct unsecured and unsubordinated obligations of the Guarantor and shall rank pari passu with all unsecured and unsubordinated debt of the Guarantor.

       (h) Payments in respect of the Medium Term Notes, if any, by the Guarantor will be made without withholding for, or on account of, any present or future taxes imposed by or on behalf of the United States or any political subdivision thereof unless such taxes are required by law or by the administration thereof to be withheld or deducted, in which case the Guarantor will pay such additional amounts as will result (after the withholding or deduction of such

FINOVA Trust Indenture                                             Page 29 of 61

              taxes) in the payment to the holders of the Medium Term Notes of the amounts that would otherwise have been payable pursuant to the Guarantee but no such additional amount will be payable with respect to the Guarantor's Guarantee of any Medium Term Notes (a) which is held by a person who is subject to any such taxes by reason of such person being connected with the United States otherwise than merely by the holding or use outside the United States or ownership as a non-resident of the United States of the Medium Term Note and the guarantee in respect thereof, (b) which is held by or on behalf of a Person who is not dealing at arm's length with the Corporation or the Guarantor or (c) which is presented for payment more than 60 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder thereof would have been entitled to receive payment of such additional amount if the Holder had presented such Debt Security for payment on the last day of such 60-day period. Under no circumstances shall any amounts be payable under this section by the Guarantor to any Holder of a Medium Term Note that is not resident in Canada for the purposes of the INCOME TAX ACT (Canada).

5.2 EXECUTION AND DELIVERY OF GUARANTEE:

       (a) To evidence its guarantee to the Holders of Medium Term Notes specified in Section 5.1, the Guarantor shall endorse upon each Medium Term Note duly issued hereunder a Guarantee substantially in the form set out in Schedule C with such appropriate insertions, omissions, substitutions and variations as the officers of the Guarantor executing the same may approve, such approval to be conclusively evidenced by the certification of the Medium Term Note. The form of Guarantee may include a corresponding French text. In the event of any contradiction, discrepancy or difference between the English language text and the French language text of the form of Guarantee, the English language text shall govern, except where applicable law otherwise requires. Each Guarantee shall be executed on behalf of the Guarantor by any two of the chairman, the chief executive officer, the president, the chief financial officer, the vice-president finance, the treasurer and the assistant treasurer, manually or by facsimile signature, and shall have a facsimile of the corporate seal of the Guarantor affixed thereto or imprinted or otherwise reproduced thereon. If any officer of the Guarantor who has signed any Guarantee, manually or by facsimile signature, ceases to be such officer before the Medium Term Note on which such Guarantee is endorsed has been certified by or on behalf of the Trustee or issued by the Corporation, such Medium Term Note, with such Guarantee endorsed thereon, nevertheless may be certified, delivered and issued as though the person who signed such Guarantee had not ceased to be such officer; and any Guarantee may be signed and sealed on behalf of the Guarantor by such Person as, at the actual date of the Board Resolution or at any subsequent time, is a proper officer of the Guarantor, although at the original issue date of the Medium Term Note any such Person was not such officer of the Guarantor.

       (b) The Guarantor agrees that the certification by the Trustee, in the manner provided in this Indenture, of any Medium Term Note (whether in global form or definitive form), shall be conclusive evidence that the Guarantee endorsed upon such Medium Term Note has been duly executed and delivered and is a valid obligation of the Guarantor. The Guarantor agrees that the issuance by the Corporation of a Medium Term Note and the delivery of such Medium Term Note by the Trustee, after certification by the Trustee in the manner provided in this Indenture, shall be deemed delivery by the Guarantor of the Guarantee appearing upon such Medium Term
              Note. The Guarantor agrees that any such certification by the Trustee shall not be regarded as a representation or warranty of the Trustee of the Guarantor's duties or obligations hereunder.

FINOVA Trust Indenture                                             Page 30 of 61

                                    ARTICLE 6
                      REDEMPTION AND PURCHASE OF DEBENTURES

6.1 REDEMPTION OR PURCHASE OF DEBENTURES. The provisions of Sections 6.2 to 6.8, inclusive, shall apply to Debentures of all series that are by their terms redeemable or purchasable, unless otherwise provided in the supplemental Indenture establishing the terms of the Debentures of such series.

6.2 PLACES OF PAYMENT. The redemption price shall be payable upon presentation and surrender of the Debentures to be redeemed with all unmatured coupons, if any, pertaining thereto at any of the places where the principal of such Debentures is expressed to be payable and at such other places, if any, as may be specified in the notice of redemption.

6.3 SELECTION FOR REDEMPTION. If less than all of the outstanding Debentures of any one series are to be redeemed at any one time, then the Trustee shall select the Debentures to be redeemed by lot or on a pro rata basis or in such manner as the Trustee shall deem equitable.

6.4      PARTIAL REDEMPTION.

       (a) Any part, being equal in amount to the smallest denomination of Debenture issued with respect to any series of Debentures, or a multiple thereof, of a Debenture of a denomination in excess of such smallest denomination, may be selected and called for redemption as hereinafter provided and all references in this Indenture to redemption of Debentures shall be deemed to include redemption of any such part.

       (b) The Holder of any Debenture of which part only is redeemed shall, upon presentation of by such Holder of such Debenture and upon such Holder receiving the monies payable to such Holder by reason of such redemption, surrender such Debenture to the Paying Agent for transmission to the Trustee and:

              (i) the Trustee shall cancel such Debenture and shall, without charge, forthwith certify and deliver to such Holder a new Debenture or Debentures of the same series, maturity and rate of interest of aggregate principal amount equal to the unredeemed part of the principal amount of the Debenture so surrendered;

              (ii) at the option of such Holder in the case of a fully registered Debenture, the Trustee shall return such Debenture to such Holder after making notation thereon of the part of the principal amount thereof so redeemed; or

              (iii)  with  respect  to  a  Registered  Global   Debenture,   the
                     Depositary shall make notations on the Registered Global Debenture of the amount thereof so redeemed.

6.5 NOTICE OF REDEMPTION. Notice of redemption of any Debentures shall be given by the Trustee or, at the option of the Corporation, by the Corporation to the Holders of the Debentures which are to be redeemed, not more than 90 days nor less than 30 days prior to the date fixed for redemption, in the manner provided in ARTICLE 14. Every such notice of redemption shall specify the aggregate principal amount of Debentures called for redemption, the redemption date, the redemption price and the places of payment and shall state that interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the redemption date. In addition, unless all of the outstanding Debentures are to be redeemed, the notice of redemption shall specify the designations and maturities of the Debentures which are to be redeemed and, in case less than all of the Debentures of any one series and maturity are to be redeemed, shall also specify:

FINOVA Trust Indenture                                             Page 31 of 61

       (a) in the case of a notice mailed to a registered Debentureholder, the distinguishing letters and numbers of the registered Debentures which are to be redeemed (or of such thereof as are registered in the name of such Debentureholder);

       (b) in the case of a published notice described in Section 14.1, the distinguishing letters and numbers of the unregistered Debentures which are to be redeemed or, if such unregistered Debentures are selected by terminal digit or other similar system, such particulars as may be sufficient to identify the unregistered Debentures so selected;

       (c) in the case of a Registered Global Debenture, that the redemption will take place in such manner as may be agreed upon by the Depositary, the Trustee and the Corporation; and

       (d) in all cases, the principal amounts of such Debentures or, if any such Debenture is to be redeemed in part only, the principal amount of such part.

In the event that all Debentures of any series to be redeemed are represented by a Registered Global Debenture or other fully registered Debentures, publication shall not be required.

6.6 PAYMENT OF REDEMPTION PRICE. Upon notice being given as aforesaid, the principal amount of the Debentures so called for redemption and the principal amount and premium, if any, to be redeemed of the Debentures so called for redemption in part shall be and become due and payable at the redemption price, on the redemption date specified in such notice and with the same effect as if the redemption date were the date of maturity specified in such Debentures. From and after such redemption date, interest upon the principal amounts so becoming due and payable shall cease unless payment of the redemption price shall not be made on presentation for surrender of such Debentures and all unmatured coupons, if any, pertaining thereto at any of the places specified in Section 6.2 on or after the redemption date and prior to the setting aside of the redemption price pursuant to ARTICLE 9 .

6.7 PURCHASE OF DEBENTURES. Subject to the provisions of any series of Debentures, the Corporation shall have the right at any time and from time to time to purchase Debentures in the market, by tender or by private contract at any price without having to purchase any or all of the Debentures outstanding, except as required by law; provided, however, that no Event of Default has occurred which is continuing at such time.

6.8 CANCELLATION OF DEBENTURES. Subject to the provisions of Section 6.4 as to Debentures redeemed in part and to the provisions of Section 2.11, all Debentures redeemed or purchased by the Corporation under the provisions of this
ARTICLE 6, with the unmatured coupons, if any, pertaining thereto, shall be forthwith delivered to and cancelled by the Trustee and shall not be reissued.


                                    ARTICLE 7
                                    COVENANTS

7.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

       (a) The Corporation hereby covenants and agrees that it will duly and punctually pay or cause to be paid to every Holder of every Debenture issued hereunder the principal thereof, premium, if any, and interest accrued thereon (including, in case of default, interest on all amounts overdue at the rate specified therein) on the dates and at the places, in the currencies, and in the manner mentioned herein and in such Debentures and in the coupons, if any, pertaining thereto.

       (b) Unless otherwise provided in the supplemental Indenture creating a series of Debentures or in an agreement referred to in Section 3.11,

FINOVA Trust Indenture                                             Page 32 of 61

              (i) as interest becomes due on each fully registered Debenture (except at maturity or on redemption, when interest may at the option of the Corporation be paid upon surrender of such Debenture for payment) the Corporation, either directly or through the Trustee or any Paying Agent, shall, by such means as is agreed upon by the Trustee, send or forward by prepaid ordinary mail, transfer of funds, or by such other means as may be agreed to by the Trustee, a cheque for or other payment of such interest (less any tax required to be withheld therefrom) payable to the order of the then registered Holder of such Debenture and addressed to such Holder at such Holder's last address appearing on the appropriate register, unless such Holder otherwise directs;

              (ii) if payment is made by cheque, then such cheque shall be forwarded at least three Business Days prior to each date on which interest on such Debentures becomes due and, if payment is made by other means (such as transfer of funds), then such payment shall be made in a manner whereby the Holder receives credit for such payment on the day such interest on such Debentures becomes due; and

              (iii) in the case of joint Holders, the cheque or other payment shall be made payable to, or directed to the order of, all such joint Holders at the address maintained on the register in respect of such joint holding.

              Notwithstanding the foregoing, if part or all of any series of Debentures is represented by a Registered Global Debenture, then all payments on the portion represented by the Registered Global Debenture may be made, at the determination of the Corporation, by electronic funds transfer or otherwise to the Depositary or its nominee for subsequent payment to holders of interests in that Registered Global Debenture. The mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby plus the amount of any tax withheld, as aforesaid, satisfy and discharge the liability for interest on such Debenture unless, in case of payment by cheque, such cheques are not paid at par on presentation at any one of the places where such interest is, by the terms of such Debenture, made payable. In the event of non-receipt of any such cheque or such other payment of interest by the Person to whom it is sent as aforesaid, the Corporation shall issue to such Person a replacement cheque or other payment for a like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction.

       (c) None of the Corporation, the Trustee or any Paying Agent for any Debentures issued as a Registered Global Debenture will be responsible or liable to any Person for any aspect of the records related to or payments made on account of beneficial interests in any Registered Global Debenture or for maintaining, supervising or reviewing any records relating to such beneficial interests.

       (d) Notwithstanding the provisions of Subsection 7.1(b), any indenture supplemental hereto providing for the issuance of Additional Debentures may modify or supplement the provisions of Subsection 7.1(b) with respect to such Debentures.

7.2 OFFICE FOR NOTICES, PAYMENTS AND REGISTRATION OF TRANSFER, ETC.. The Corporation shall maintain, in Toronto, Ontario and in such other places as the Directors shall designate from time to time, an office or agency (which may be an office of the Paying Agent) where:

       (a)    the Debentures may be presented for payment;

FINOVA Trust Indenture                                             Page 33 of 61

       (b) the Debentures may be presented for registration of transfer and for exchange as in this Indenture provided; and

       (c) notices and demands to or upon the Corporation in respect of the Debentures or this Indenture may be served.

The Corporation shall give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Corporation shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee in Toronto, Ontario.

7.3 APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Corporation, whenever necessary to avoid or fill a vacancy in the office of trustee, will appoint a trustee, so that there shall at all times be a Trustee hereunder.

7.4 TRUSTEE'S REMUNERATION AND EXPENSES. The Corporation covenants that it will pay to the Trustee remuneration for the Trustee's services hereunder in accordance with the fee schedule agreed to by the parties, as amended from time to time, and will pay or reimburse the Trustee upon the Trustee's request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of the Trustee's counsel and all other advisers and assistants not regularly in the Trustee's employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the Trustee's negligence or wilful default. Following and during the continuation of an Event of Default, all amounts so payable shall be payable out of any funds coming into the possession of the Trustee or its successors in the trusts hereunder in priority to any payment of the principal, premium, if any, or interest on the Debentures. Any amount due under this Section 7.4 and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 days, at the rate normally charged by the Trustee on overdue accounts.

7.5 EXTENSION OF TIME. The Corporation covenants with the Trustee that it will not, except with the approval of the Debentureholders expressed by Extraordinary Resolution, directly or indirectly extend or assent to the extension of time for payment of any coupons or interest payable hereunder or be a party to or approve any such arrangement by purchasing or funding any of said coupons or interest or in any other manner. In case the time for payment of any such coupons or interest shall be so extended, whether for a definite period or otherwise, such coupons or interest shall not be entitled in case of default hereunder to the benefit of these presents, except subject to the prior payment in full of the principal of and premium, if any, on all Debentures then outstanding and of all matured coupons and interest on such Debentures, the payment of which has not been so extended, and of all other monies payable thereunder.

7.6 INSPECTION OF BOOKS BY TRUSTEE. At all reasonable times, upon the written request of the Trustee, the Corporation will permit the Trustee, by its agents and attorneys, to make reasonable examinations of the books of account, records, reports and other papers of the Corporation and to take copies and extracts therefrom.

7.7 PERFORMANCE OF COVENANTS BY TRUSTEE. If the Corporation, or the Guarantor, if applicable, shall fail to perform any of its covenants contained in this Trust Indenture, then the Trustee may notify the Debentureholders of such failure on the part of the Corporation or the Guarantor or may itself perform any of such covenants capable of being performed by it, but, subject to the provisions of Section 8.3 and Section 13.2, shall be under no obligation to do so or to notify the Debentureholders. All sums so expended or advanced by the Trustee shall be repayable as provided in Section 7.4. No such performance or advance by the Trustee shall be deemed to relieve the Corporation or the Guarantor of any default hereunder.

FINOVA Trust Indenture                                             Page 34 of 61


7.8 ANNUAL CERTIFICATE OF CORPORATION. Within 120 days after the end of each fiscal year of the Corporation in which Medium Term Notes are outstanding at such fiscal year end, the Corporation shall furnish the Trustee with a Certificate of the Corporation stating that in the course of the performance by the signatories of their duties as officers or directors of the Corporation they would normally have knowledge of any default by the Corporation in the performance of its covenants under this Indenture or of any Event of Default under ARTICLE 8 and certifying that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with notification or with the lapse of time or otherwise, constitute an Event of Default hereunder, or, if such is not the case, setting forth with reasonable particulars the circumstances of any failure to comply.

7.9 ANNUAL CERTIFICATE OF GUARANTOR. Within 120 days after the end of each fiscal year of the Corporation in which Medium Term Notes are outstanding at such fiscal year end, the Guarantor shall furnish the Trustee with a Certificate of the Guarantor stating that in the course of the performance by the signatories of their duties as officers or directors of the Guarantor they would normally have knowledge of any default by the Guarantor in the performance of its covenants under this Indenture or of any Event of Default under ARTICLE 8 and certifying that the Guarantor has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with notification or with the lapse of time or otherwise, constitute an Event of Default hereunder, or, if such is not the case, setting forth with reasonable particulars the circumstances of any failure to comply.

7.10 MAINTAIN CORPORATE EXISTENCE. Except as provided in ARTICLE 10 of this In denture, the Corporation and the Guarantor will each do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and corporate power and authority.

7.11     PAYMENT OF TAXES AND OTHER CLAIMS.

       (a) The Corporation will pay or discharge or cause to be paid or discharged, as and when the same shall become due and payable, all material taxes, assessments and governmental charges levied or imposed upon it or upon the income, profits or property of it, and all lawful material claims for labour, materials and supplies which, if unpaid, might by law become alien upon the property of it; provided, however, that they shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

       (b) The Guarantor will pay or discharge or cause to be paid or discharged, as and when the same shall become due and payable, all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of it or any Subsidiary, and all lawful material claims for labour, materials and supplies which, if unpaid, might by law become alien upon the property of it or any Subsidiary; provided, however, that they shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

7.12     REPORTS TO TRUSTEE.  The Guarantor shall:

       (a) file with the Trustee, within 15 days after the Guarantor is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or

FINOVA Trust Indenture                                             Page 35 of 61

              copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribed) which the Guarantor may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the SECURITIES EXCHANGE ACT of 1934; or, if the Guarantor is not required to file information, documents or reports pursuant to either of said sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the SECURITIES EXCHANGE ACT of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

       (b) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

       (c) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Subsection 7.12(b) with respect to reports pursuant to Subsection 7.12(a), such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC; and

       (d) not require the Trustee to analyze such statements, reports, documents or other information referred to above, or to evaluate the performance of the Guarantor, as indicated therein, in any way whatsoever.

7.13 COMPENSATION OF THE TRUSTEE. To the extent not paid by the Corporation pursuant to Section 7.4, the Guarantor, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to compensation for all services rendered by it hereunder (which shall not be limited to any provision of law in regard to the compensation of a trustee of any express trust), and, except as otherwise expressly provided, the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and expenses and disbursements of its agents, attorneys and counsel and of all persons not regularly in its employ).

7.14 TO PERFORM OBLIGATIONS. Subject to the terms hereof, the Corporation and the Guarantor will each do, observe and perform or cause to be done, observed and performed all of its respective obligations and all matters and things necessary or expedient to be done, observed or performed by virtue of any applicable law for the purpose of creating, performing or maintaining the trusts herein referred to and will do, observe and perform all the obligations hereby imposed on it. The Corporation and the Guarantor will notify the Trustee in writing upon becoming aware of an Event of Default.

7.15 ADDITIONAL INSTRUMENTS. Upon request of the Trustee from time to time, the Corporation and the Guarantor shall execute and deliver all such additional instruments and will do all such additional acts as may reasonably be required or proper to carry out most effectively the purpose of this Indenture.

7.16 RESTRICTIVE COVENANTS ON MEDIUM TERM NOTES. So long as any of the Medium Term Notes remain outstanding, the Guarantor will not, directly or indirectly, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien upon any of the properties of any character of the Guarantor or any Restricted Subsidiary without making effective provision whereby the Medium Term Notes then outstanding shall be secured equally and ratably with (or prior to) any other obligation or indebtedness so secured, so long as such other obligation or indebtedness remains secured. Notwithstanding the foregoing, the Guarantor or any Restricted Subsidiary, without so securing the Medium Term Notes, may:

FINOVA Trust Indenture                                             Page 36 of 61

       (a) lease property to others in the ordinary course of the business of the Guarantor or any Restricted Subsidiary or lease or sublease any property if the property subject thereto is not needed by the Guarantor or any Restricted Subsidiary in the operation of its business;

       (b) create, assume and incur such Liens or permit such Liens to be created, assumed, incurred or to exist provided, in each case, the Lien secures indebtedness for borrowed money, including purchase money indebtedness, which is incurred to finance the acquisition of the property subject to such Lien and in respect of which the creditor has no recourse against the Guarantor or any Restricted Subsidiary except recourse to such property or to the proceeds of any sale or lease of such property or both;

       (c) make any deposit with or give any form of security to any governmental agency or other body created or approved by law or governmental regulation in order to enable the Guarantor or such Restricted Subsidiary to maintain self-insurance, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions, or other social security, or to share in any privileges or other benefits available to corporations participating in any such arrangement, or for any other purpose at any time required by law or regulation promulgated by any governmental agency or office as a condition to the transaction of any business or the exercise of any privilege or license, or deposit assets of the Guarantor or such Restricted Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Guarantor or such Restricted Subsidiary from any judgment or decree against it, or in connection with any other proceedings in actions at law or suits in equity by or against the Guarantor or such Restricted Subsidiary;

       (d) incur or suffer to be incurred or to exist upon any of its property or assets (i) Liens for taxes, assessment or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Guarantor or such Restricted Subsidiary in good faith by appropriate proceedings and the Guarantor or such Restricted Subsidiary shall have set aside on its books reserves which it deems to be adequate with respect thereto (segregated to the extent required by generally accepted accounting principles), provided that foreclosure, distraint, sale or similar proceedings have not been commenced, (ii) the Liens of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than six months, (iii) undetermined Liens or charges incident to construction, (iv) materialmen's mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested by the Guarantor or such Restricted Subsidiary in good faith by appropriate proceedings, or deposits to obtain the release of such Liens, or (v) any encumbrances consisting of zoning restrictions, licenses, easements and restrictions on the use of real property and minor defects and irregularities in the title thereto, which do not materially impair the use of such property by the Guarantor or such Restricted Subsidiary in the operation of its business or the value of such property for the purpose of such business;

       (e) create other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

       (f) create or suffer to be created or to exist in favour of any lender of moneys or holder of commercial paper of the Guarantor or a Restricted Subsidiary in the ordinary course of business a banker's lien or right of offset in the holder of such indebtedness or moneys of the Guarantor or a Restricted Subsidiary

FINOVA Trust Indenture                                             Page 37 of 61

              deposited with such lender or holder in the ordinary course of business;

       (g) create or suffer to be created or to exist with respect to any of its property leasehold or purchase rights, exercisable for a fair consideration, in favour of any Person which arise in transactions entered into in the ordinary course of business;

       (h) assume any Lien or permit any Lien to be assumed or exist if such Lien is on property or shares in the share capital of a corporation at the time the corporation becomes a Restricted Subsidiary or merges into or consolidates with the Guarantor or a Restricted Subsidiary; provided, however, that any such Lien may not be assumed or permitted to exist if such Lien is incurred in anticipation of such corporation becoming a Restricted Subsidiary or in anticipation of such merger or consolidation;

       (i) assume any Lien or permit any Lien to be assumed or exist if any such Lien is on property at the time the Guarantor or a Restricted Subsidiary acquires the property; provided, however, that any such Lien may not extend to any other property owned by the Guarantor or a Restricted Subsidiary at the time such Lien is assumed;

       (j) assume, create or suffer to be created or to exist, such Liens in an amount not to exceed in the aggregate U.S.$25,000,000 at any one time outstanding, excluding Liens covered by other provisions or clauses 7.10(a) through (i) above; and

       (k) create or suffer to be created or to exist in favour of any lender of moneys, any Lien that secures indebtedness of the Guarantor or a Restricted Subsidiary; provided that the sum of the following does not exceed 10% of Consolidated Net Tangible Assets: (i) such indebtedness; plus (ii) other indebtedness of the Guarantor and its Restricted Subsidiaries secured by Liens on property of the Guarantor and its Restricted Subsidiaries, excluding indebtedness secured by a Lien permitted by one of clauses 7.10(a) through (j) above.


                                    ARTICLE 8
                             DEFAULT AND ENFORCEMENT

8.1 EVENTS OF DEFAULT.

       (a) Each of the following events is herein referred to as an "EVENT OF DEFAULT":

              (i) if the Corporation makes default in the due and punctual payment of any installment of interest on any Debenture as and when such interest installment becomes due and payable as set forth in such Debenture, in this Indenture or any indenture supplemental hereto expressed, and such default continues for a period of 30 days;

              (ii) if the Corporation makes default in the due and punctual payment of the principal of or premium, if any, on any Debenture as and when such Debenture becomes due and payable, whether at maturity or otherwise;

              (iii) if the Corporation makes default in the payment of any purchase or sinking fund, amortization fund or analogous fund or installment on any Debenture as and when such payment shall become due and payable, and such default shall have continued for a period of 30 days;

FINOVA Trust Indenture                                             Page 38 of 61

              (iv) if the Corporation or the Guarantor makes default in the performance or observance of any other of the covenants or agreements on its part in this Indenture, in any indenture supplemental hereto or in the Debentures contained and, after written notice is given to the Corporation and, where applicable, to the Guarantor, by the Trustee specifying such default and requiring it to be remedied and stating that such a notice is a "NOTICE OF DEFAULT" hereunder, which Notice of Default may be given by the Trustee, in its discretion, and shall be given by the Trustee upon receipt by the Corporation and the Trustee of written notice from the Holders of not less than 25% in principal amount of Debentures at the time outstanding (excluding Debentures of any series not entitled to the benefits of such covenant or agreement), the Corporation or the Guarantor, as the case may be, shall fail to remedy such default or shall fail to make provision deemed by the Trustee to be adequate for the remedying of such default within a period of 90 days after receipt of the Notice of Default;

              (v) if a resolution of the Directors is passed for the dissolution, winding up or liquidation of the Corporation, except in the course of carrying out or pursuant to a transaction in respect of which the conditions of ARTICLE 10 are duly observed and performed;

              (vi) if the Guarantor fails to make any payments required of it pursuant to its Guarantee;

              (vii) an event of default, as defined in any mortgage, indenture or instrument, including this Indenture, under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Corporation or the Guarantor, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in an amount in excess of U.S. $15,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 10 days after there has been given, by registered or certified mail, to the Corporation or the Guarantor by the Trustee or to the Corporation, the Guarantor and the Trustee by the holders of at least 10% in principal amount of the outstanding Medium Term Notes a written notice specifying such event of default and requiring the Corporation and the Guarantor to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; provided, however, that the Trustee shall not be deemed to have knowledge of such default unless either (A) the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Corporation, from the Guarantor, from the holder of any such indebtedness or from any trustee under any such mortgage, indenture or other instrument;

              (viii) if the Corporation or any Restricted Subsidiary institutes, or consents to the institution of, an Insolvency Proceeding or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or declares a moratorium on the payment of creditors generally, or shall be adjudicated insolvent or bankrupt, or takes any corporate action in furtherance of any such purpose; and

              (ix) if any Person other than the Corporation or a Restricted Subsidiary institutes an Insolvency Proceeding in respect of the Corporation or a Restricted Subsidiary and such

FINOVA Trust Indenture                                             Page 39 of 61

                     Insolvency Proceeding is not being diligently defended in good faith by the Corporation or the Restricted Subsidiary or the Corporation or the Restricted Subsidiary fails to have such Insolvency Proceeding dismissed or effectively stayed within 60 days of the commencement thereof.

       (b) The Guarantor shall provide notice to the Trustee forthwith upon any indebtedness being declared due and payable in circumstances that, after notice and lapse of time, would give rise to the Event of Default referred to in paragraph 8.1(a)(vii). The Corporation shall provide notice to the Trustee forthwith upon any indebtedness of the Corporation being declared due and payable in circumstances that, after notice and lapse of time, would give rise to the Event of Default referred to in paragraph 8.1(a)(vii). The Trustee shall provide the notice referred to in paragraph
              8.1(a)(vii) forthwith after receiving any notice from the Guarantor or the Corporation which is given under this Subsection 8.1(b).

       (c) If an Event of Default shall occur and is continuing, then the Trustee shall, within 45 days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default to the Debentureholders in the manner provided in ARTICLE 14; provided, however, that, notwithstanding the foregoing, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Corporation in writing.

8.2 ACCELERATION ON DEFAULT. If an Event of Default hereunder has occurred and is continuing, then the Trustee may in its discretion, and shall upon receipt of a Debentureholders' Request, declare the principal of and interest on all Debentures then outstanding and other monies payable hereunder to be due and payable and such amounts shall forthwith become immediately due and payable to the Trustee on demand, anything therein or herein to the contrary notwithstanding. The Corporation shall on such demand forthwith pay to the Trustee for the benefit of the Debentureholders the principal of, and accrued and unpaid interest and interest on amounts in default on, such Debentures (and, where such a declaration is based upon a voluntary dissolution, winding-up or liquidation of the Corporation, the premium, if any, on the Debentures then outstanding which would have been payable upon the redemption thereof by the Corporation, other than through sinking fund operations, on the date of such declaration) and all other monies payable thereunder together with subsequent interest thereon at the rates borne by the Debentures from the date of such declaration until payment is received by the Trustee, such subsequent interest to be payable at the times and places and in the monies mentioned in and according to the tenor of the Debentures and coupons. Such payment when made shall be deemed to have been made in satisfaction of the Corporation's obligations hereunder and any monies so received by the Trustee shall be applied as herein provided.

8.3 WAIVER OF DEFAULT. In case an Event of Default has occurred otherwise than by default in payment of any principal monies at maturity:

       (a) the Holders of the Debentures then outstanding shall have power by Extraordinary Resolution to require the Trustee to waive the Event of Default and/or to cancel any declaration and/or demand made by the Trustee pursuant to Section 8.2 and the Trustee shall thereupon waive the Event of Default and/or cancel such declaration and/or demand upon such terms and conditions as such resolution shall prescribe; provided, however, that, notwithstanding the foregoing, if the Event of Default has occurred by reason of the non-observance or non-performance by the Corporation or, if applicable, the Guarantor, of any covenant applicable only to one or more particular series of Debentures, then the Holders of the outstanding Debentures of that series or those series, as the case may be, shall be entitled by

FINOVA Trust Indenture                                             Page 40 of 61

              Extraordinary Resolution (or by separate Extraordinary Resolutions if more than one series of Debentures is so affected) to exercise the foregoing power as if the Debentures of that series or those series, as the case may be, were the only Debentures outstanding hereunder and the Trustee shall so act and it shall not be necessary to obtain a waiver from the Holders of any other series of Debentures; and

       (b) the Trustee, so long as it has not become bound to institute any proceedings hereunder, shall have power to waive the default if, in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration and/or demand theretofor made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable, provided that no act or omission either of the Trustee or of the Debentureholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

8.4 PROCEEDINGS BY THE TRUSTEE.

       (a) Subject to the provisions of Section 8.3 and to the provisions of any Extraordinary Resolution, whenever any Event of Default hereunder has occurred:

              (i) the Trustee, in the exercise of its discretion, may proceed to enforce the rights of any or all of the Trustee and the Debentureholders by any action, suit, remedy or proceeding authorized or permitted by law or by equity and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Debentureholders lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Corporation; and

              (ii) upon receipt of a Debentureholders' Request, the Trustee, subject to the provisions of Section 13.2, shall exercise or take such one or more of such remedies as the Debentureholders' Request may direct.

       (b) No such remedy for the enforcement of the rights of the Trustee or of the Debentureholders shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.

       (c) Upon the occurrence of an Event of Default and upon the exercising or taking by the Trustee of any such remedies, whether or not a declaration and demand have been made pursuant to the provisions of Section 8.2, the principal and interest of all Debentures then outstanding and the other monies payable pursuant to the provisions of this Indenture shall, if the Trustee so elects, forthwith become due and payable to the Trustee as though such a declaration and a demand therefor had actually been made.

       (d) All rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or coupons or the production thereof at the trial or other proceedings relative thereto.

       (e) No delay or omission of the Trustee or of the Debentureholders to exercise any remedy referred to in Subsection 8.4(a) shall impair any such remedy or shall be construed to be a waiver of any default hereunder or acquiescence therein.

8.5 SUITS BY DEBENTUREHOLDERS. No Holder of any Debenture or coupon shall have the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for:

FINOVA Trust Indenture                                             Page 41 of 61

       (a)    the   purpose   of   enforcing   any   rights  on  behalf  of  the
              Debentureholders;

       (b)    the execution of any trust or power hereunder;

       (c)    the appointment of a liquidator or receiver; or

       (d) a receiving order under bankruptcy legislation or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceedings,

unless the Trustee shall have failed to act within a reasonable time after the Debentureholders' Request referred to in Section 8.2 has been delivered to the Trustee, any funds and any indemnity required by it under the provisions of
Section 13.2 has been tendered to it and any Debentures required by it to be deposited with the Trustee under the provisions of Section 13.2 have been so deposited. In such case, but not otherwise, any Debentureholder acting on behalf of himself and all other Debentureholders shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under the provisions of Section 8.4, it being understood and intended that no one or more Holders of Debentures or coupons shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by his or their action or to enforce any right hereunder or under any Debenture or coupon, except subject to the conditions and in the manner herein provided and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders of all outstanding Debentures and coupons.

8.6 APPLICATION OF MONIES RECEIVED BY TRUSTEE. Except as otherwise herein provided, all monies arising from any enforcement hereof shall be held by the Trustee and applied by it, together with any other monies then or thereafter in the hands of the Trustee available for the purpose, as follows:

       (a) firstly, in payment or reimbursement to the Trustee of the reasonable remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture;

       (b) secondly, in or towards payment of accrued and unpaid interest on, and interest on amounts in default under, the Debentures and coupons which shall then be outstanding, and principal and premium, if any, on the Debentures, in that order of priority unless otherwise directed by Extraordinary Resolution and in that case in such order of priority as between principal, premium, if any, and interest as may be directed by such Extraordinary Resolution; and

       (c) thirdly, the surplus, if any, of such monies and any interest accrued or earned on such monies received by the Trustee shall be paid to the Corporation or its assigns.

8.7 DISTRIBUTION OF PROCEEDS. Payment to Holders of Debentures and coupons pursuant to the provisions of Subsection 8.6(b) shall be made as follows:

       (a) at least 15 days notice of every such payment shall be given in the manner provided in ARTICLE 14 specifying the time when, and the place or places where, the Debentures and coupons are to be presented and the amount of the payment and the application thereof as between principal, premium, if any, and interest;

       (b) payment of any Debenture or coupon shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture or coupon thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; provided, however, that the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon such indemnity being given as it shall deem sufficient; and

FINOVA Trust Indenture                                             Page 42 of 61

       (c) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Debenture and coupon after giving credit for the amount of the payment specified in such notice unless it be duly presented on or after the date so specified and payment of such amount not be made.

8.8 IMMUNITY OF SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Debenture or coupon issued hereunder, or under any judgment obtained against the Corporation, or the Guarantor, if applicable, or by the enforcement of any assessment, or by any legal or equitable proceeding by virtue of any constitution or statute, or otherwise, shall be had against any shareholder, officer, director or employee of the Corporation, or the Guarantor, if applicable, or of any successor corporation to such corporations either directly or through the Corporation or the Guarantor, or otherwise, for the payment for or to the Trustee or any receiver or liquidator, for or to the Holder of any Debentures or coupons issued hereunder or otherwise, of any sum that may be due and unpaid by the Corporation or the Guarantor upon any such Debenture or coupon. Any and all personal liability of every name and nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such shareholder, officer, director or employee, by reason of the non-payment of any shares of the share capital of the Corporation or any act of omission or commission on his part or otherwise, for the payment for or to the Trustee or any receiver or liquidator, or for or to the Holder of any Debentures or coupons issued hereunder or otherwise, of any sum that may remain due and unpaid on the Debentures and coupons issued hereunder or any of them, is hereby expressly waived and released as a condition of and as consideration for the execution of this Indenture and the issue of such Debentures and coupons.

8.9 REMEDIES CUMULATIVE. Each and every remedy herein conferred upon or reserved to the Trustee, or upon or to the Holders of the Debentures, shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law, by statute or equity.

8.10 JUDGMENT AGAINST CORPORATION AND GUARANTOR. The Corporation and the Guarantor covenant and agree with the Trustee that, in case of any proceedings to obtain judgment for the principal of or interest or premium on the
Debentures, judgment may be rendered against them in favour of the Debentureholders hereunder, or in favour of the Trustee, as trustee of an express trust for the Debentureholders, for any amount which may remain due in respect of the Debentures and premium, if any, and interest thereon and any other monies payable hereunder by the Corporation or the Guarantor.

8.11 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision of this Indenture, the Holder of any U.S. Debenture shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such U.S. Debenture, of the principal of (and premium, if any), including any amount payable upon redemption, and interest on, such U.S. Debenture on the respective due dates therefor and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


                                    ARTICLE 9
                           SATISFACTION AND DISCHARGE

9.1 CANCELLATION. All matured coupons and Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled. All Debentures and coupons cancelled or required to be cancelled under this or any other provision of this Indenture may be destroyed by or under the direction of the Trustee (in the presence of a representative of the Corporation if the Corporation shall so

FINOVA Trust Indenture                                             Page 43 of 61

require) and the Trustee shall prepare and retain a certificate of such destruction and deliver a duplicate thereof to the Corporation.

9.2 NON-PRESENTATION OF DEBENTURES AND COUPONS. If the Holder of any Debenture or coupon shall fail to present the same for payment on the date on which the principal thereof, the premium, if any, thereon and/or the interest thereon or represented thereby becomes payable, either at maturity or on redemption, purchase or otherwise, or shall not accept payment on account thereof and give such receipt therefor, if any, as the Trustee may require, then:

       (a) the Corporation shall be entitled to pay to the Trustee and direct it to set aside;

       (b) in respect of monies in the hands of the Trustee which may or should be applied to the payment or redemption of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside; or

       (c) if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside,

the principal monies and premium, if any, and/or the interest, as the case may be, in trust to be paid to the Holder of such Debenture or coupon upon due presentation or surrender thereof in accordance with the provisions of this Indenture and, thereupon, the principal monies and premium, if any, and/or the interest payable on or represented by each Debenture and each coupon in respect whereof such monies have been set aside shall be deemed to have been paid and the Holder thereof shall thereafter have no right in respect thereof except that of receiving payment of the monies so set aside by the Trustee (without interest on such monies, such interest being the property of the Corporation) upon due presentation and surrender thereof, subject always to the provisions of Section 9.4.

9.3 PAYING AGENT TO REPAY MONIES HELD. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Debentures (other than the Trustee) shall, upon Written Order of the Corporation, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

9.4 REPAYMENT OF UNCLAIMED MONIES TO CORPORATION. Subject to applicable law, any monies set aside under the provisions of Section 9.2 in respect of any Debenture or coupon and not claimed by and paid to the Holder thereof, as provided in
Section 9.2, within six years after the date of such setting aside, shall be repaid to the Corporation by the Trustee on written demand, and thereupon the Trustee shall be released from all further liability with respect to such monies, and thereafter, subject to any other requirements of law, such Holder shall have no rights in respect of such Debenture or coupon except to obtain payment of such monies (without interest thereon) from the Corporation at any time up to the sixth anniversary of the date of setting aside. All monies remaining unclaimed on the sixth anniversary of the date of setting aside shall become the property of the Corporation and no other Person shall have any right thereto.

9.5 SATISFACTION AND DISCHARGE. Upon proof being given to the reasonable satisfaction of the Trustee that:

       (a) the principal of all of the Debentures, or all of the outstanding Debentures of any series, the premium thereon, if any, interest (including interest on amounts overdue) thereon and other monies payable hereunder have been paid or satisfied; or

       (b) all of the outstanding Debentures, or all of the outstanding Debentures of any series when, with respect to all of the outstanding Debentures or all of the outstanding Debentures of any series, having matured or having been duly called for redemption, or the Trustee having been given irrevocable written instructions by the Corporation to give, within 90 days, notice of redemption

FINOVA Trust Indenture                                             Page 45 of 61

              of all the outstanding Debentures, or all of the outstanding Debentures of any series, and such payment and/or redemption has been duly and effectually provided for by payment to the Trustee or otherwise, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to these presents and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be requisite to evidence the satisfaction and discharge of this Indenture and/or any Indenture supplemental hereto and to release the Corporation, and the Guarantor, if applicable, from their covenants herein and therein contained with respect to all the outstanding Debentures, or all such outstanding Debentures of any series, as the case may be, except those relating to the indemnification of the Trustee.

9.6 DEFEASANCE. The Corporation, and the Guarantor, if applicable, shall be deemed to have fully satisfied their obligations under this Indenture in respect of all of the outstanding Debentures or all of the outstanding Debentures of any series and the Trustee, at the expense of the Corporation, shall execute and deliver proper instruments acknowledging the full release of the Corporation and the Guarantor from their covenants herein contained in respect of all of the outstanding Debentures or all of the outstanding Debentures of any series when, with respect to all of the outstanding Debentures or all of the outstanding Debentures of any series, as the case may be, the Corporation or the Guarantor has deposited or caused to be deposited with the Trustee as:

       (a)    trust  funds  in  trust   pursuant   hereto,   or  made  provision
              satisfactory to the Trustee for the payment of, an amount sufficient to pay, satisfy and discharge the entire amount of principal and accrued and unpaid interest to the maturity date of all the outstanding Debentures or all the outstanding Debentures of such series;

       (b)    trust property in trust pursuant hereto:

              (i) in the event the Debentures are payable in Canadian currency, such amount of direct obligations of, or obligations the principal and interest of which are guaranteed by:

                     (A)    the Government of Canada, or

                     (B) a province of Canada which are rated by both Dominion Bond Rating Service Limited and CBRS Inc. (or their successors or similar recognized rating services) at least AA and A+, respectively, at the time of the deposit thereof, or

              (ii)   in the event the  Debentures  are payable in United  States currency, such amount of direct obligations of, or obligations the principal and interest of which are guaranteed by, the Government of the United States of America,

              in each case as shall, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient in the opinion of an independent chartered accountant (which may include the Corporation's auditors or the Guarantor's auditors) to pay, satisfy and discharge the entire amount of principal and accrued and unpaid interest to the maturity date of all the outstanding Debentures or all the outstanding Debentures of such series and for the payment of any taxes arising with respect to such deposited funds, obligations and/or other securities as same shall become due from time to time; or

       (c) the Corporation has delivered to the Trustee all the outstanding Debentures or all the outstanding Debentures of such series for cancellation;

FINOVA Trust Indenture                                             Page 45 of 61

provided that in any case:

       (d) the Corporation or the Guarantor has paid or caused to be paid all other sums payable with respect to all the outstanding Debentures or all the outstanding Debentures of such series; and

       (e) the Corporation or the Guarantor has delivered to the Trustee a Certificate of the Corporation or a Certificate of the Guarantor, as the case may be, stating that all conditions precedent set forth in this Section 9.6 relating to the payment, satisfaction and discharge of the outstanding obligations relating to all the outstanding Debentures or all the outstanding Debentures of such series have been complied with by the Corporation or the Guarantor, as applicable.

Any deposits with the Trustee referred to in this Section 9.6 shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee and which provides for the due and punctual payment of the principal and accrued interest of all the outstanding Debentures or all the outstanding Debentures of such series.

         Upon the satisfaction of the conditions set forth in this Section 9.6 with respect to all the outstanding Debentures or all the outstanding Debentures of such series, the Corporation and the Guarantor shall have and be deemed to have satisfied all of their obligations under such Debentures and any related coupons and this Indenture insofar as such Debentures and any related coupons are concerned, except for the following which shall survive unless otherwise terminated or discharged hereunder:

       (a) the rights of the Holders of such Debentures and any related coupons to receive, solely from the trust fund described herein, payments in respect of principal, premium, if any, and interest on such Debentures and any related coupons when due;

       (b) the obligations of the Corporation pursuant to the provisions of Sections 2.10, 3.1 to 3.7 inclusive, 7.2 and 7.4;

       (c)    the obligations of the  Corporation and the Guarantor  pursuant to
              Section 13.3;

       (d) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and

       (e)    this Section 9.6.

FINOVA Trust Indenture                                             Page 46 of 61

                                   ARTICLE 10
                                   SUCCESSORS

10.1 GENERAL PROVISIONS. Nothing in this Indenture shall prevent, if otherwise permitted by law, the reorganization, consolidation, amalgamation or merger of the Corporation or the Guarantor with any other corporation, including any Affiliate of the Corporation or the Guarantor, or shall prevent the sale by the Corporation or the Guarantor of all or substantially all of its assets to another corporation, including any Affiliate of the Corporation or the Guarantor, lawfully entitled to acquire and operate the same; provided, however, that:

       (a) no condition or event shall exist as to the Corporation or the Guarantor or such successor or assign either at the time of or immediately after such reorganization, consolidation, amalgamation, merger or sale and after giving full effect thereto, or immediately after such successor or assign shall become liable to pay the principal, premium, if any, and interest, which constitutes or would, with the giving of notice or lapse of time or both, constitute a default or an Event of Default hereunder; and

       (b) every such successor or assign shall, as a part of such reorganization, consolidation, amalgamation, merger or sale and in consideration thereof enter into and execute such indenture or indentures supplemental hereto in favour of the Trustee as the Trustee may reasonably require whereby such successor or assign covenants to:

              (i) pay punctually when due the principal monies, premium, if any, interest and other monies payable hereunder,

              (ii) perform and observe punctually all the obligations of the Corporation or the Guarantor, as the case may be, under and in respect of all outstanding Debentures, and

              (iii) observe and perform each and every covenant and agreement of the Corporation or the Guarantor, as the case may be, herein contained as fully and completely as if it had itself executed this Indenture as the Corporation or the Guarantor, as the case may be, and had expressly agreed herein to observe and perform the same.

The Trustee shall facilitate every such reorganization, consolidation, amalgamation, merger or sale and may give such consents and sign, execute or join in such documents and do such acts as in its discretion may be thought advisable in order that such reorganization, consolidation, amalgamation, merger or sale may be carried out, and thereupon the Corporation or the Guarantor, as applicable, may be released and discharged from liability under this Indenture (if such release and discharge would not in the opinion of Counsel, acting reasonably, prejudice the interests of the Debentureholders) and the Trustee may execute any document or documents which it may be advised is or are necessary or advisable for effecting or evidencing such release and discharge and the opinion of Counsel as hereinafter mentioned shall be full warrant and authority to the Trustee for so doing. As a condition precedent to any reorganization, consolidation, amalgamation, merger or sale proposed to be carried out pursuant to the provisions of this Section 10.1, the Corporation or the Guarantor, as the case may be, shall furnish to the Trustee an opinion of Counsel, in form and substance satisfactory to the Trustee, as to the legality of any such action proposed to be taken pursuant to the provisions of this Section 10.1 and as to the compliance of any such action with the terms of this Indenture.

10.2 STATUS OF SUCCESSOR. In case of any reorganization, consolidation, amalgamation, merger or sale carried out pursuant to the provisions of Section 10.1, the successor or assign referred to in Section 10.1, upon executing an indenture or indentures supplemental hereto as provided in Section 10.1, shall succeed to and be substituted for the Corporation or the Guarantor, as the case may be (which may then be wound up, if so desired by its shareholders and if such winding-up would not terminate the existence of such successor), with the same effect as if it had been named herein as the Corporation or the Guarantor,

FINOVA Trust Indenture                                             Page 47 of 61

as the case may be, and shall possess and may exercise each and every right of the Corporation or the Guarantor, as the case may be, hereunder.


                                   ARTICLE 11
                          MEETINGS OF DEBENTUREHOLDERS

11.1 RIGHT TO CONVENE MEETING. The Trustee may at any time and from time to time and shall, on receipt of a Written Request of the Corporation or a Debentureholders' Request, upon receiving sufficient funds, and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such Debentureholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. In the event of the Trustee failing, within 30 days after receipt of such request, funds and indemnity, to give notice convening such meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario, or at such other place as may be approved or determined by the Trustee. The accidental omission to give notice of a meeting to any Debentureholder shall not invalidate any resolution passed at any such meeting.

11.2 NOTICE. At least 21 days notice of any meeting shall be given to the Debentureholders in the manner provided in ARTICLE 14 and a copy thereof shall be sent by post or personal delivery to the Trustee unless the meeting has been convened by it and to the Corporation unless the meeting has been convened by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this
ARTICLE 11.

11.3 CHAIRMAN. Some individual, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairman of the meeting of Debentureholders and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting or is unwilling or unable to act, then the Debentureholders present in person or by proxy shall choose some individual present to be chairman.

11.4 QUORUM. Subject to the provisions of Section 11.13:

       (c) at any meeting of the Debentureholders, a quorum shall consist of Debentureholders present in person or by proxy and representing at least 25% in principal amount of the outstanding Debentures;

       (a) if a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any meeting, then the meeting, if convened by the Debentureholders or on a Debentureholders' Request, shall be dissolved, but if otherwise convened, the meeting shall stand adjourned without notice to the same day in the next week (unless such day is not a Business Day in which case it shall stand adjourned to the next following Business Day thereafter) at the same time and place, unless the chairman of such meeting shall appoint some other place, day and/or time of which not less than seven days notice shall be given in the manner provided in ARTICLE 14; and

       (d) at the adjourned meeting, the Debentureholders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% in principal amount of the outstanding Debentures.

11.5 POWER TO ADJOURN. The chairman of any meeting at which a quorum of the Debentureholders is present may, with the consent of the Holders of a majority in principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

FINOVA Trust Indenture                                             Page 48 of 61

11.6 SHOW OF HANDS. Every question submitted to a meeting of Debentureholders shall, subject to the provisions of Section 11.7, be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Debentures, if any, held by him.

11.7 POLL. On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chairman, or by any Debentureholder or proxies for Debentureholders holding not less than $100,000 in aggregate principal amount of Debentures, after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than Extraordinary Resolutions shall if a poll be taken, be decided by the votes of the Holders of more than 50% in principal amount of the Debentures represented at the meeting and voted on the poll.

11.8 VOTING. On a show of hands, every Person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more absent Debentureholders or both, shall have one vote. On a poll, each Debentureholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Debentures of which he shall then be the Holder. Each Holder of any Debentures payable in a currency or currency unit other than Canadian dollars shall have one vote for every $1,000 principal amount of Debentures computed after conversion of the principal amount thereof at the applicable spot buying rate of exchange for such currency or currency unit as reported by the Bank of Canada at the close of business on the Business Day next preceding such meeting. Any fractional amounts resulting from such computation shall be rounded to the nearest $1,000. A proxy need not be a Debentureholder. In the case of joint registered Debentureholders, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; provided, however, that in case more than one of them be present in person or by proxy they shall vote as one in respect of the Debentures of which they are joint registered Holders.

11.9 REGULATIONS. The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall from time to time think fit:

       (a)    for the issue of voting certificates to any:

              (i) bank, trust company or other depositary approved by the Trustee certifying that specified unregistered Debentures have been deposited with it by a named Holder and shall remain on deposit until after the meeting, or

              (ii) bank, trust company, insurance company, governmental department or agency approved by the Trustee certifying that it is the Holder of specified unregistered Debentures and shall continue to hold the same until after the meeting, which voting certificates shall entitle the Holders named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof, in the same manner and with the same effect as though the Holders so named in such voting certificates were the actual bearers of the Debentures specified therein;

FINOVA Trust Indenture                                             Page 49 of 61

       (b) for the deposit of any voting certificates and instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

       (c) for the deposit of any voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates and instruments appointing proxies to be mailed or otherwise transmitted before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

       (d) with respect to proof of the holding of Debentures and of the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall think fit.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only Persons who shall be recognized at any meeting as the Holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be Holders and Persons whom Holders of registered Debentures have by instrument in writing duly appointed as their proxies.

11.10 CORPORATION, GUARANTOR AND TRUSTEE MAY BE REPRESENTED. The Corporation, the Guarantor and the Trustee, by their respective employees, officers, directors and legal advisers, may attend any meeting of the Debentureholders but shall have no vote as such.

11.11 POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION. In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders shall have the following powers exercisable from time to time by Extraordinary Resolution:

       (a) power to sanction any scheme for the reorganization, consolidation, amalgamation or merger of the Corporation or the Guarantor with any other corporation, or for the sale of all or substantially all of the assets of the Corporation or the Guarantor; provided, however, that no such sanction shall be necessary for a reorganization, consolidation, amalgamation, merger or sale carried out in compliance with the provisions of
              ARTICLE 10;

       (b) power to require the Trustee to exercise or refrain from exercising any of the powers conferred upon it by this Indenture or any Debenture or to waive any default on the part of the Corporation, either unconditionally or, upon such terms as may be decided upon and to annul and to direct the Trustee to annul, any declaration or demand made pursuant to the provisions of Section
              8.2 in respect of such default;

       (c) power to remove the Trustee from office and to appoint a new trustee or trustees in accordance with Section 13.8;

       (d) power to sanction any change whatsoever of any provision of the Debentures or coupons or of this Indenture agreed to by the Corporation or the Guarantor and any modification, alteration, abrogation, compromise or arrangement of or in respect of the rights of the Debentureholders against the Corporation, or the Guarantor, if applicable, or against their property, whether such rights shall arise under the provisions of this Indenture, the Debentures or coupons or otherwise;

FINOVA Trust Indenture                                             Page 50 of 61

       (e) power to sanction the exchange of the Debentures or coupons for or the conversion thereof into shares, bonds, debentures or other securities of the Corporation or of any corporation formed or to be formed;

       (f) power to assent to any compromise or arrangement by the Corporation or the Guarantor with any creditor, creditors or class or classes of creditors or with the holders of any shares or securities of the Corporation or the Guarantor;

       (g) power to commence, carry on and settle any action against the Trustee in respect of the performance of its duties hereunder;

       (h) power to authorize the Trustee, in the event of the Corporation making an authorized assignment or proposal, or a custodian or trustee being appointed, under bankruptcy legislation or a liquidator being appointed, for and on behalf of the Debentureholders, and in addition to any claim or debt proved or made for its own account as Trustee hereunder, to file and prove any claim or debt against the Corporation and its property for an amount equivalent to the aggregate amount which may be payable in respect of the Debentures, value security and vote such claim or debt at meetings of creditors and generally act for and on behalf of the Debentureholders in such proceedings as such resolution may provide;

       (i) power to restrain any Holder of any Debenture or coupon outstanding hereunder from taking or instituting any action, suit or proceeding for the execution of any trust or power hereunder or for the appointment of a custodian, sequestrator, liquidator, receiver manager or receiver or trustee in bankruptcy or to have the Corporation wound up or for any other remedy hereunder and to direct such Holder of any Debenture or coupon to waive any default or defaults by the Corporation on which any action, suit or proceeding is founded;

       (j) power to direct any Debentureholder bringing any action, suit or proceeding and the Trustee to waive the default in respect of which such action, suit or other proceeding shall have been brought and to stay or discontinue any such action, suit or proceeding upon payment to each such Debentureholder of such Debentureholder's costs, provided that the action, suit or proceeding was authorized pursuant to the provisions of Section 8.5;

       (k) power to require the Trustee to make a declaration under the provisions of Section 8.2 and/or to proceed to enforce any remedy available hereunder, but subject always to compliance with the provisions of Section 8.3;

       (l) power to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Debentureholders;

       (m) power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the
              Extraordinary Resolution) to exercise on behalf of the Debentureholders such of the powers of the Debentureholders exercisable by Extraordinary Resolution or other resolution as shall be included in such appointment; and

       (n) power to assent to any modification of or change in or addition to or omission from the provisions contained in this Indenture which shall be agreed to by the Corporation and the Guarantor and to authorize the Trustee to concur in and execute any indenture supplemental to this Indenture embodying any such modification, change, addition or omission or any deeds, documents or writings authorized by such resolution.

FINOVA Trust Indenture                                             Page 51 of 61

11.12 POWERS CUMULATIVE. It is hereby declared and agreed that any one or more of the powers and any combination of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Debentureholders to exercise such power or powers or combination of powers then, or any power or powers or combination of powers thereafter, from time to time.

11.13 MEANING OF "EXTRAORDINARY RESOLUTION"".

       (a) The expression "EXTRAORDINARY RESOLUTION" when used in this Trust Indenture means, subject as hereinafter provided in this Section
              11.13 and in Sections 11.15 and 11.17, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders duly convened for the purpose and held in accordance with the provisions of this ARTICLE 11 at which the Holders of more than 25% in principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the Holders of not less than 66 2/3% of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

       (b) If at any such meeting the Holders of more than 25% in principal amount of the Debentures outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Debentureholders or on a Debentureholders' Request, shall be dissolved, but if otherwise convened, the meeting shall stand adjourned to such day, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman of the meeting. Not less than 10 days notice shall be given of the time and place of such adjourned meeting in the manner provided in ARTICLE 14. Such notice shall state that, at the adjourned meeting, the Debentureholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 11.13(a) shall be an Extraordinary Resolution within the meeting of this Indenture, notwithstanding that the Holders of more than 25% in principal amount of the Debentures then outstanding are not present in person or by proxy at such adjourned meeting.

       (c) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

11.14 MINUTES. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation and, any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

11.15 INSTRUMENTS IN WRITING. All actions that may be taken and all powers that may be exercised by the Debentureholders at a meeting held as hereinbefore set forth in this ARTICLE 11 may also be taken and exercised by the Holders of not less than 66 2/3% in principal amount of all the outstanding Debentures by an instrument in writing signed in one or more counterparts and the expression "EXTRAORDINARY RESOLUTION" when used in this Trust Indenture shall include an instrument so signed. Proof of the execution of an instrument in writing by any Debentureholder may be made by the certificate of any notary public, or other

FINOVA Trust Indenture                                             Page 52 of 61

officer with similar powers, that the Person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate. Any instrument in writing signed as herein provided shall bind all future Holders of the same Debenture or any Debenture or Debentures issued in exchange therefor in respect of anything done or suffered by the Corporation or the Trustee in pursuance thereof.

11.16 BINDING EFFECT OF RESOLUTIONS. Subject to the provisions of Section 11.17, every resolution and every Extraordinary Resolution passed in accordance with the provisions of this ARTICLE 11 at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with the provisions of Section 11.15 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

11.17 SERIAL MEETINGS.

       (a) If any business to be transacted at a meeting of Debentureholders, or any action to be taken or power to be exercised by instrument in writing under the provisions of Section 11.15, especially affects the rights of the Holders of Debentures of one or more series or maturities in a manner or to an extent substantially differing from that in or to which it affects the rights of the Holders of Debentures of any other series or maturity (as to which an opinion of Counsel shall be binding on all Debentureholders, the Trustee and the Corporation for all purposes hereof), then:

              (i) reference to such fact, indicating each series or maturity so especially affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a "serial meeting"; and

              (ii) the Holders of Debentures of a series or maturity so especially affected shall not be bound by any action taken at a serial meeting or by instrument in writing under the provisions of Section 11.15 unless in addition to compliance with the other provisions of this ARTICLE 11:

                     (A)    at such serial meeting:

                            (1) there are present in person or by proxy Holders of at least 25% in principal amount of the outstanding Debentures of such series or maturity, subject to the provisions of this ARTICLE 11 as to adjourned meetings, and

                            (2) the resolution is passed by the favourable votes of the Holders of more than 50% (or in the case of an Extraordinary Resolution not less than 66 2/3%) in principal amount of Debentures of such series or maturity voted on the resolution, or

                     (B) in the case of action taken or power exercised by instrument in writing under the provisions of
                            Section 11.15, such instrument is signed in one or more counterparts by the Holders of not less than 66 2/3% in principal amount of the outstanding Debentures of such series or maturity.

FINOVA Trust Indenture                                             Page 53 of 61


       (b) If in the opinion of Counsel any business to be transacted at any meeting, or any action to be taken or power to be exercised by instrument in writing under the provisions of Section 11.15, does not adversely affect the rights of the Holders of Debentures of one or more particular series or maturities, then the provisions of this ARTICLE 11 shall apply as if the Debentures of such series or maturity were not outstanding and no notice of any such meeting need be given to the Holders of Debentures of such series or maturity. Without limiting the generality of the foregoing, a proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as Debentures of a particular series or maturity are outstanding shall be deemed not to adversely affect the rights of the Holders of Debentures of any other series or maturity.

       (c)    A proposal to:

              (i) extend the maturity of Debentures of any particular series or maturity or reduce the principal amount thereof or the rate of interest or redemption premium thereon;

              (ii) modify or terminate any covenant or agreement which by its terms is effective only so long as Debentures of a particular series or maturity are outstanding; or

              (iii) reduce with respect to Holders of Debentures of a particular series or maturity any percentage stated in Sections 1.1, 11.4, 11.7, 11.13, or 11.15 or in this
                     Section 11.17,

              shall be deemed to especially affect the rights of the Holders of Debentures of such series or maturity, as the case may be, in a manner substantially differing from that in which it affects the rights of Holders of Debentures of any other series or maturity, whether or not a similar extension, reduction, modification or termination is proposed with respect to Debentures of any or all other series and maturities.


                                   ARTICLE 12
                             SUPPLEMENTAL INDENTURES

12.1 EXECUTION OF SUPPLEMENTAL INDENTURES. From time to time the Corporation, and the Guarantor, if applicable, (when authorized by a resolution of its respective directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed or required under this Indenture, execute and deliver by their proper officers, Indentures or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

       (a) creating any Additional Debentures and establishing the terms of any Additional Debentures and the forms and denominations in which they may be issued as provided in ARTICLE 2;

       (b) deleting, modifying or adding to the covenants of the Corporation or the Guarantor herein contained for the protection of the Holders of the Debentures or of the Debentures of any series and providing for events of default in addition to those specified in
              ARTICLE 8;

       (c) evidencing the succession of successors or assigns to the Corporation or the Guarantor and the covenants of and obligations assumed by such successors or assigns in accordance with the provisions of ARTICLE 10;

       (d) giving effect to any Extraordinary Resolution passed as provided in ARTICLE 11;

FINOVA Trust Indenture                                             Page 54 of 61

       (e) adding to or altering the provisions hereof in respect of the registration and transfer of Debentures, making provision for the issue of Debentures in forms or denominations other than those herein provided for and for the exchange of Debentures of different forms and denominations and making any modifications in the forms of the Debentures and coupons which in the opinion of Counsel do not affect the substance thereof;

       (f) making any additions to, deletions from or alterations of the provisions of this Indenture which the Corporation may deem necessary or advisable in order to facilitate the sale of the Debentures and which, in the opinion of Counsel, do not adversely affect in any substantial respect the interests of the Holders of the Debentures, or any series or maturity thereof then outstanding, including without limiting the generality of the foregoing such additions, deletions and alterations (including provision for the appointment of an additional trustee or a co-trustee in any jurisdiction) as would be required to comply with the provisions relating to trust indentures contained in any corporations act, securities act, trust indenture act or similar legislation in any jurisdiction in which Debentures may have been sold or in which the Corporation may desire to sell the Debentures;

       (g) making any additions or alterations to, or deletions from, the provisions of this Indenture which in the opinion of Counsel may from time to time be necessary or advisable to conform the same to Trust Indenture Legislation;

       (h) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Debentures or any series thereof on any stock exchange or providing additional means of transferring Debentures or additional or other provisions relating to Debentures, or to facilitate the sale of any Additional Debentures, provided that such provisions are not, in the opinion of Counsel, prejudicial to the interests of the Debentureholders; and

       (i) for any other purpose not inconsistent with the terms of this Indenture, including, without limitation, the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that in the opinion of Counsel the rights of the Trustee and of the Debentureholders are in no way prejudiced thereby.

12.2 CORRECTION OF MANIFEST ERRORS. The Corporation, the Guarantor and the Trustee may, without the consent or concurrence of the Debentureholders, by supplemental indenture or otherwise, make any changes or corrections in this Indenture which the Trustee shall have been advised by Counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omission or mistake or manifest error contained herein, or in any deed or indenture supplemental or ancillary hereto, provided that in the opinion of the Trustee the rights of the Trustee and of the Debentureholders are in no way prejudiced thereby.


                                   ARTICLE 13
                             CONCERNING THE TRUSTEE

13.1 TRUST INDENTURE LEGISLATION.

       (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Trust Indenture Legislation, such mandatory requirement shall prevail.

FINOVA Trust Indenture                                             Page 55 of 61

       (b) The Corporation, the Guarantor and the Trustee agree that each shall at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Trust Indenture Legislation.

13.2 RIGHTS AND DUTIES OF TRUSTEE.

       (a) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

       (b) Subject only to the provisions of Subsection 13.2(a), the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the
              Trustee or the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

       (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

       (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of Trust Indenture Legislation and of this Section 13.2 and of Section 13.3.

13.3 EVIDENCE, EXPERTS AND ADVISORS.

       (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by applicable trust legislation or as the Trustee may reasonably require by written notice to the Corporation.

       (b) In the exercise of its rights, duties and obligations, the Trustee may, if it is acting as set forth in Subsection 13.2(a), rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence referred to in Subsection 13.3(a) and shall not be responsible for any loss incurred as a result of so acting or relying, provided, however, that such evidence complies with the provisions of this Indenture and with applicable trust legislation and that the Trustee examines the same in order to determine whether such evidence complies with the applicable requirements of this Indenture and of applicable trust legislation.

       (c)    Whenever  applicable  trust  legislation  requires  that  evidence referred to in Subsection 13.3(a) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of those Persons authorized to sign a Certificate of the Corporation.

FINOVA Trust Indenture                                             Page 56 of 61

       (d) Proof of the execution of an instrument in writing, including a Debentureholders' Request, by any Debentureholder may be made by the certificate of a notary public, or other officer with similar powers, that the Person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate. If applicable trust legislation so permits or requires, any certificate required by this Indenture may be expressed as the opinion of the signer or signers of such certificate.

       (e) The Trustee may employ or retain such counsel (including outside counsel to the Corporation), accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any action taken in reliance on such advice if it is acting as set forth in Subsection 13.2(a) or for any misconduct on the part of any of them.

13.4 DOCUMENTS AND MONIES HELD BY TRUSTEE.

       (a) Any securities or other instruments that may at any time be held by the Trustee subject to the terms hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank. Pending the application or withdrawal of any monies so held under any provision of this Indenture, the Trustee, unless it is herein otherwise expressly provided, may deposit the same in the name of the Trustee in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, if so directed by Written Order of the Corporation, shall:

              (i) deposit such monies in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof; or

              (ii)   invest such monies in Authorized Investments,

              subject to any statutory obligation of the Trustee. Unless an Event of Default shall have occurred and be continuing, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

       (b) Any direction by the Corporation to the Trustee as to investment or reinvestment of funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any such direction received after 9:00 a.m. (Toronto time) or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. (Toronto time) the next Business Day. If a direction is not received, the Trustee shall not have any obligation to invest the monies in Authorized Investments and pending receipt of same shall be entitled to hold such monies uninvested in a trust account established by the Trustee for the Corporation.

       (c) The Trustee shall not be held liable for any losses incurred in the investment of any funds in Authorized Investments.

13.5 ACTION BY TRUSTEE TO PROTECT INTERESTS. The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Debentureholders.

FINOVA Trust Indenture                                             Page 57 of 61

13.6 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

13.7 PROTECTION OF TRUSTEE. By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

       (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debentures (except in the certificate of the Trustee thereon) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

       (b) nothing herein contained shall impose any obligation on the Trustee to see to or require evidence of the deposit, registration or recording (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

       (c) the Trustee shall not be bound to give notice to any Person or Persons of the execution hereof;

       (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation or the Guarantor of any of the covenants herein contained or of any acts of the agents or servants of the Corporation or the Guarantor; and

       (e) the Trustee, in its personal or any other capacity, may buy, lend upon and deal in shares in the capital of the Corporation or the Guarantor and in the Debentures and other securities of the Corporation and generally may contract and enter into financial transactions with the Corporation, the Guarantor or any Affiliate of the Corporation or the Guarantor without being liable to account for any profit made thereby.

13.8     REPLACEMENT OF TRUSTEE.

       (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days notice in writing or such shorter notice as the Corporation may accept as sufficient. The Debentureholders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new trustee. If at any time the Trustee shall fail to comply with its obligations hereunder or under Trust Indenture Legislation, fail to resign as required herein, or becomes incapable of acting or is judged bankrupt or insolvent, or a receiver of its property is appointed, the Corporation may remove the Trustee on 30 days notice in writing to the Trustee or such shorter notice as the Trustee may accept as sufficient. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Debentureholders. Failing such appointment by the Corporation, the retiring Trustee, at the Corporation's expense, or any Debentureholder may apply to the Court of Queen's Bench of Alberta on such notice as such court may direct, for the appointment of a new trustee, but any new trustee so appointed by the Corporation or by the court shall be subject to removal as aforesaid by the Debentureholders. Any new trustee appointed under any provision of this Section 13.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta and every other jurisdiction where such authorization is necessary to enable it to act as trustee hereunder and shall have a combined capital and surplus of at least $10,000,000 according to its most recent financial statements, prepared in accordance with accounting principles generally accepted in Canada. On any new appointment, the new

FINOVA Trust Indenture                                             Page 58 of 61

              trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new trustee.

       (b) Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor of the Trustee under this Indenture without the execution of any instrument or further act.

       (c) Notwithstanding the foregoing, if at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder, then the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest or resign its trust in the manner and with the effect specified in this Section 13.8.

13.9 APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent or agents with respect to one or more series of the Debentures which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate the Debentures of such series, including Debentures issued upon original issue, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.10; and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee. Wherever reference is made in this Indenture to the authentication and delivery of the Debentures of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by such authenticating agent for such series and a certificate of authentication executed on behalf of the Trustee by such authenticating agent. Each authenticating agent shall be acceptable to the Corporation.

13.10 CORPORATE TRUSTEE REQUIRED. For so long as U.S. Debentures are issued and outstanding hereunder, there shall at all times be a trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least US$50 million and its corporate trust office in the City of Toronto or The City of New York or such other city as may be determined by the Corporation, provided that there shall be such a corporation or other Person in such location willing to act upon customary and reasonable terms. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at anytime the trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately.

13.11 CONFLICT OF INTEREST. The Trustee represents that, at the time of the execution and delivery hereof, no material conflict of interest exists in the Trustee's role as a fiduciary hereunder. If, after the time of the execution and delivery of this Indenture, the Trustee ascertains that, notwithstanding the foregoing, a material conflict of interest existed at such time, or that a material conflict of interest has arisen subsequently to the appointment of the Trustee, the Trustee shall, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate such material conflict of interest or resign immediately.

13.12 ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

FINOVA Trust Indenture                                             Page 59 of 61

13.13 INDEMNITY TO THE TRUSTEE. Except for its act of negligence, willful misconduct or a breach of it duties under the Trust Indenture Legislation, the Trustee shall not be liable for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law and the Corporation and the Guarantor agree jointly and severally to indemnify and save harmless the Trustee from and against all claims, demands, actions, suits or other proceedings by whomsoever made, prosecuted or brought and from all loss, costs, damages and expenses in any manner based upon, occasioned by or attributed to any act of the Trustee in the execution of its duties hereunder. It is understood and agreed that this indemnification shall survive the termination of this Indenture and the resignation or removal of the Trustee.


                                   ARTICLE 14
                                     NOTICES

14.1 NOTICE TO DEBENTUREHOLDERS. Unless herein otherwise expressly provided, any notice to be given hereunder to Debentureholders shall be deemed to be validly given:

       (a) to the Holders of registered Debentures, and to the Depositary in the case of Registered Global Debentures, if such notice is sent by surface or air mail, registered or unregistered, postage prepaid, delivered in Person, or by facsimile or other electronic means of written communication, addressed to such Holders at their respective addresses appearing on the register maintained under
              Section 3.1, 3.2 or 3.4 and in the case of joint Holders of any Debentures such notice shall be addressed to the first address maintained on the register in respect of such joint holding;

       (b) to the Holders of unregistered Debentures, if such notice is published once in a newspaper of national circulation or otherwise as determined by the Corporation, provided that in the case of notice convening a meeting of Debentureholders, the Trustee may require such additional publications of such notice as it may deem necessary for the reasonable protection of the Debentureholders; and

       (c) with respect to any series of Debentures which are represented in whole or in part by one or more Registered Global Debentures, if the Corporation or the Trustee shall determine that the Depositary has not provided any notice it receives from the Corporation hereunder to its participants, then the Corporation shall:

              (i) cause such notice to be published in a newspaper of national circulation or otherwise as determined by the Corporation, provided that any such publication shall not delay any action to be taken as provided for in such notice and any failure to publish such notice shall not invalidate any proceedings taken with respect to such notice, or

              (ii) provide such notice directly to the Holders by utilizing the communication system set forth in National Policy No. 41 (Canada).

Notice by mail shall be deemed to have been effectively given three days after the date of mailing and if delivered shall be deemed to have been received on the date of the delivery thereof. Notice by facsimile or other electronic means of communication shall be deemed to have been given on the day the facsimile or other electronic means of communication was sent if sent before 4:30 p.m. at the place of receipt on a Business Day, and if not, on the next Business Day. Should there be at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slow-down or other labour dispute which might affect the delivery of such notice through the mail, then such notice shall only be effective if actually delivered in Person or by facsimile or other electronic means of communication to the address aforesaid, or at the discretion of the Corporation, published in a newspaper in the manner provided in Subsection 14.1(b). In determining under any provision hereof the date when notice of any meeting, redemption or other event must be given, the date of

FINOVA Trust Indenture                                             Page 60 of 61

giving the notice shall be included and the date of the meeting, redemption or other event shall be excluded. Any costs relating to the giving of any notice by publication shall be borne by the Corporation. Accidental error or omission in giving notice or accidental failure to mail notice to any Debentureholder shall not invalidate any action or proceeding founded thereon.

14.2 NOTICE TO THE TRUSTEE. Any notice to the Trustee under the provisions of this indenture shall be valid and effective if delivered to an officer of the Trustee or if sent by registered mail, postage prepaid, addressed to the Trustee at 320 Bay Street, P.O. Box 1, Toronto, Ontario, M5H 4A6, Attention: Manager, Corporate Trust. The Trustee may from time to time notify the Corporation of a change in address which thereafter, until changed by like notice, shall be the address of the Trustee for all purposes of this Indenture. Notice by mail shall be deemed to have been effectively given three days after the date of mailing and if delivered shall be deemed to have been received on the date of delivery thereof.

14.3 NOTICE TO THE CORPORATION. Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered to the Chief Financial Officer of the Corporation or if sent by registered mail, postage prepaid, addressed to the Chief Financial Officer of the Corporation at 4800 North Scottsdale Road, Scottsdale, Arizona, 85251-7623. The Corporation may from time to time notify the Trustee of a change in address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture. Notice by mail shall be deemed to have been effectively given three days after the date of mailing and if delivered shall be deemed to have been received on the date of the delivery thereof.

14.4 NOTICE TO THE GUARANTOR. Any notice to the Guarantor under the provisions of this Indenture shall be valid and effective if delivered to the Chief Financial Officer of the Guarantor or if sent by registered mail, postage prepaid, addressed to the Chief Financial Officer of the Guarantor at 4800 North Scottsdale Road, Scottsdale, Arizona, 85251-7623. The Guarantor may from time to time notify the Trustee of a change in address which thereafter, until changed by like notice, shall be the address of the Guarantor for all purposes of this Indenture. Notice by mail shall be deemed to have been effectively given three days after the date of mailing and if delivered shall be deemed to have been received on the date of the delivery thereof.

14.5 MAIL SERVICE INTERRUPTION. If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee is required or elects to give any notice to Holders hereunder, the Trustee shall, despite the provisions hereof, give such notice by means of publication in the GLOBE & MAIL, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and if there are Holders resident in the Province of Quebec appearing on the register, in a French language daily newspaper of general circulation in Quebec, once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Trustee, the Corporation or the Guarantor would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally or by facsimile or courier in accordance with Sections 14.2, 14.3 or 14.4, as the case may be.


                                   ARTICLE 15
                                    EXECUTION

15.1 COUNTERPARTS AND FORMAL DATE. This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of February *, 2000.

FINOVA Trust Indenture                                             Page 61 of 61

         IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.



                                        FINOVA (CANADA) FINANCE INC.


                                        By:
                                           -------------------------------------
                                        By:
                                           -------------------------------------


                                        FINOVA CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                        By:
                                           -------------------------------------

                                        CIBC MELLON TRUST COMPANY


                                        By:
                                           -------------------------------------
                                        By:
                                           -------------------------------------

       SCHEDULE "A" TO THE TRUST INDENTURE DATED AS OF FEBRUARY *, 2000 AMONG FINOVA (CANADA) FINANCE INC., FINOVA CAPITAL CORPORATION AND CIBC MELLON TRUST COMPANY, AS TRUSTEE.

No. _____

         FORM OF REGISTERED GLOBAL DEBENTURE FOR MEDIUM TERM NOTES

              This Medium Term Note is a Registered Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Medium Term Note may not be transferred to, or exchanged for Medium Term Notes registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer or exchange may be registered, except in the limited circumstances described in the Indenture. Every Medium Term Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Medium Term Note shall be a Registered Global Debenture subject to the foregoing, except in such limited circumstances described in the Indenture.

                          FINOVA (CANADA) FINANCE INC.

                  (Incorporated under the laws of Nova Scotia)

                                MEDIUM TERM NOTE

Issue Date                                        Redemption Provisions, if any:

Maturity Date

Interest Rate Per Annum                                Other Provisions, if any:

Interest Payment Dates

Initial Interest Payment Date                                         CUSIP No.:

Principal Sum

Currency

     FINOVA (CANADA) FINANCE INC. (the "CORPORATION") for value received hereby acknowledges itself indebted and promises to pay to The Canadian Depositary for Securities Limited under their nominee, CDS & Co., as depositary (herein referred to as the "DEPOSITARY") hereof, on the above maturity date, or on such earlier date as the principal amount hereof may become due and payable in accordance with the provisions of the Indenture hereinafter mentioned or any Pricing Supplement (as herein defined), the principal sum in the currency specified on presentation and surrender of this Medium Term Note at any branch in Canada of the Canadian Imperial Bank of Commerce or such other financial institution as may be designated from time to time by the Corporation, at the holder's option, and to calculate and pay interest, both before and after maturity, default or judgment on the principal amount hereof at the above interest rate per annum from the last interest payment date to which interest shall have been paid or made available for payment on this Medium Term Note, whichever is later, at any one of the said places, at the holder's option, in like money on the above-noted interest payment dates in each year, the first such payment to be payable on the above initial interest payment date, and should the Corporation at any time make default in the payment of any principal or interest, to pay interest on demand on the amount in default, both before and after maturity, default or judgment, at the same rate, in like money, at one of the said places, at the holder's option, and on the same date. Interest hereon shall be payable (except at maturity when interest may at the option of the Corporation be paid on surrender hereof) by cheque mailed to the registered holder hereof at least three business days prior to each date on which interest becomes due as provided in the Indenture. Notwithstanding the foregoing, any payments may be made at the option of the Corporation, by electronic funds transfer or otherwise to the Depositary or its nominee for subsequent payment to holders of interests herein. Subject to the provisions of the Indenture, the mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby (plus the amount of any tax withheld), satisfy and discharge all liability for interest on this Medium Term Note unless such be not paid upon presentation.

     This Medium Term Note is one of the series (designated as Medium Term Notes) of Debentures of the Corporation issued or issuable in one or more series under the provisions of a trust indenture (which trust indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the "INDENTURE") made as of February O, 2000 among the Corporation, FINOVA Capital Corporation, as guarantor, (the "GUARANTOR") and CIBC Mellon Trust Company, as trustee (the "TRUSTEE"). The Medium Term Notes, of which this is one, issued or issuable under the Indenture are unlimited as to an aggregate principal amount. The aggregate principal amount of Debentures of other series which may be authorized under the Indenture is unlimited, but such Debentures may be issued only upon the terms and subject to the conditions provided in the Indenture. Reference is hereby made to the Indenture for a description of the terms and conditions upon which the Medium Term Notes are issued, or may be issued, and held and the rights of the holders of the said Medium Term Notes and of the Corporation, the Guarantor and the Trustee and to the terms of any pricing supplement or prospectus supplement issued with respect to any tranche of Medium Term Notes which is a supplement to the then current prospectus of the corporation for the issue of Medium Term Notes (the "Pricing Supplement"), all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of this Medium Term Note by acceptance hereof assents.

     While the Medium Term Notes created and issuable under the Indenture constitute a series of Debentures for purposes of the Indenture, for purposes of
ARTICLE 6 of the Indenture, each issuance of Medium Term Notes pursuant to a Written Order of the Corporation, shall be deemed to be a separate series.

     The Medium Term Notes are issuable only as fully registered Debentures or as Registered Global Debentures in denominations of $1,000 or, in the case of another currency or currency unit in such denominations as may be determined by the Corporation. Upon compliance with the provisions of the Indenture and in certain limited circumstances, a Registered Global Debenture may be exchanged for Medium Term Notes in fully registered form in authorized denominations.

     This Medium Term Note and all other Debentures certified and issued under the Indenture rank pari passu, except for purchase or sinking fund, or amortization fund or analogous provisions, according to their tenor without discrimination, preference or priority. The Medium Term Notes are direct obligations of the Corporation but are not secured by any mortgage, pledge or other charge.

     If provision is made therefor above, this Medium Term Note is redeemable prior to maturity only in accordance with the terms of the Indenture, unless otherwise provided in the Pricing Supplement.

     The right is reserved to the Corporation, subject to the terms and conditions set forth in the Indenture, to purchase any of the Medium Term Notes at any time and from time to time, in the market or by tender or by private contract.

     The principal hereof and interest hereon may also become or be declared due and payable before the stated maturity in the events, in the manner and with the effect provided in the Indenture.

     If an Event of Default with respect to the Medium Term Notes of this series shall occur and be continuing, the principal of all Medium Term Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions making binding upon all Holders of Debentures outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments in writing signed by the Holders of a specified majority of Debentures outstanding.

     This Medium Term Note may only be validly transferred upon compliance with the limited conditions prescribed in the Indenture and in the manner as provided in the Indenture, and upon compliance with such reasonable requirements as the Trustee and other registrar may prescribe, and upon such transfer being noted hereon.

     This Medium Term Note shall not become obligatory for any purpose until endorsed by the Guarantor and certified by the Trustee or other agent for the time being under the Indenture.

     This Medium Term Note shall be governed by and construed in accordance with the laws of the Province of Alberta.

     IN WITNESS WHEREOF FINOVA (CANADA) FINANCE INC. has caused this Medium Term Note to be signed under its seal by its duly authorized officers as of __________________, ________.

                                        FINOVA (CANADA) FINANCE INC.


                                        By:
                                           -------------------------------------

                                        By:
                                           -------------------------------------

                              FORM OF CERTIFICATION

     This Registered Global Debenture represents one of the Medium Term Notes referred to in the Indenture within mentioned.


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:
                                           -------------------------------------
                                           Authorized Officer

SCHEDULE "B" TO THE TRUST INDENTURE DATED AS OF FEBRUARY *, 2000 AMONG FINOVA (CANADA) FINANCE INC., FINOVA CAPITAL CORPORATION and CIBC MELLON TRUST COMPANY, AS TRUSTEE.

No. _____

               FORM OF REGISTERED DEBENTURE FOR MEDIUM TERM NOTES

                          FINOVA (CANADA) FINANCE INC.

                  (Incorporated under the laws of Nova Scotia)

                                MEDIUM TERM NOTE

Issue Date                                        Redemption Provisions, if any:

Maturity Date

Interest Rate Per Annum                                Other Provisions, if any:

Interest Payment Dates

Initial Interest Payment Date                                         CUSIP No.:

Principal Sum

Currency

     FINOVA (CANADA) FINANCE INC. (the "Corporation") for value received hereby acknowledges itself indebted and promises to pay to
________________________________________________
_______________________________________________________________,  on  the  above maturity date, or on such earlier date as the principal amount hereof may become due and payable in accordance with the provisions of the Indenture hereinafter mentioned or any Pricing Supplement (as herein defined), the principal sum in the currency specified on presentation and surrender of this Medium Term Note at any branch in Canada of the Canadian Imperial Bank of Commerce or such other financial institution as may be designated from time to time by the Corporation, at the holder's option, and to calculate and pay interest, both before and after maturity, default or judgment on the principal amount hereof at the above interest rate per annum from the last interest payment date to which interest shall have been paid or made available for payment on this Medium Term Note, whichever is later, at any one of the said places, at the holder's option, in like money on the above-noted interest payment dates in each year, the first such payment to be payable on the above initial interest payment date, and should the Corporation at any time make default in the payment of any principal or interest, to pay interest on demand on the amount in default, both before and after maturity, default or judgment, at the same rate, in like money, at one of the said places, at the holder's option, and on the same date. Interest hereon shall be payable (except at maturity when interest may at the option of the Corporation be paid on surrender hereof) by cheque mailed to the registered holder hereof at least three business days prior to each date on which interest
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                                      -2-

becomes due as provided in the Indenture. Subject to the provisions of the Indenture, the mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby (plus the amount of any tax withheld), satisfy and discharge all liability for interest on this Medium Term Note unless such be not paid upon presentation.

     This Medium Term Note is one of the series (designated as Medium Term Notes) of Debentures of the Corporation issued or issuable in one or more series under the provisions of a trust indenture (which trust indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the "Indenture") made as of February o, 2000 among the Corporation, FINOVA Capital Corporation, as guarantor, (the "Guarantor") and CIBC Mellon Trust Company, as trustee (the "Trustee"). The Medium Term Notes, of which this is one, issued or issuable under the Indenture are unlimited as to an aggregate principal amount. The aggregate principal amount of Debentures of other series which may be authorized under the Indenture is unlimited, but such Debentures may be issued only upon the terms and subject to the conditions provided in the Indenture. Reference is hereby made to the Indenture for a description of the terms and conditions upon which the Medium Term Notes are issued, or may be issued, and held and the rights of the holders of the said Medium Term Notes and of the Corporation, the Guarantor and the Trustee and to the terms of any pricing supplement or prospectus supplement issued with respect to any tranche of Medium Term Notes which is a supplement to the then current prospectus of the Corporation for the issue of Medium Term Notes (the "Pricing Supplement"), all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of this Medium Term Note by acceptance hereof assents.

     While the Medium Term Notes created and issuable under the Indenture constitute a series of Debentures for purposes of the Indenture, for purposes of
ARTICLE 6 of the Indenture, each issuance of Medium Term Notes pursuant to a Written Order of the Corporation, shall be deemed to be a separate series.

     The Medium Term Notes are issuable only as fully registered Debentures or as Registered Global Debentures in denominations of $1,000 or, in the case of another currency or currency unit in such denominations as may be determined by the Corporation. Upon compliance with the provisions of the Indenture and in certain limited circumstances, a Registered Global Debenture may be exchanged for Medium Term Notes in fully registered form in authorized denominations.

     This Medium Term Note and all other Debentures certified and issued under the Indenture rank pari passu, except for purchase or sinking fund, or amortization fund or analogous provisions, according to their tenor without discrimination, preference or priority. The Medium Term Notes are direct obligations of the Corporation but are not secured by any mortgage, pledge or other charge.

     If provision is made therefor above, this Medium Term Note is redeemable prior to maturity only in accordance with the terms of the Indenture, unless otherwise provided in the Pricing Supplement.

     The right is reserved to the Corporation, subject to the terms and conditions set forth in the Indenture, to purchase any of the Medium Term Notes at any time and from time to time, in the market or by tender or by private contract.
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                                      -3-

     The principal hereof and interest hereon may also become or be declared due and payable before the stated maturity in the events, in the manner and with the effect provided in the Indenture.

     If an Event of Default with respect to the Medium Term Notes of this series shall occur and be continuing, the principal of all Medium Term Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions making binding upon all Holders of Debentures outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments in writing signed by the Holders of a specified majority of Debentures outstanding.

     This Medium Term Note may only be validly transferred upon compliance with the limited conditions prescribed in the Indenture and in the manner as provided in the Indenture, and upon compliance with such reasonable requirements as the Trustee and other registrar may prescribe, and upon such transfer being noted hereon.

     This Medium Term Note shall not become obligatory for any purpose until endorsed by the Guarantor and certified by the Trustee or other agent for the time being under the Indenture.

     This Medium Term Note shall be governed by and construed in accordance with the laws of the Province of Alberta.

     IN WITNESS WHEREOF FINOVA (CANADA) FINANCE INC. has caused this Medium Term Note to be signed under its seal by its duly authorized officers as of __________________, ________.



                                        FINOVA (CANADA) FINANCE INC.


                                        By:
                                           -------------------------------------

                                        By:
                                           -------------------------------------

                              FORM OF CERTIFICATION

     THIS FULLY REGISTERED DEBENTURE REPRESENTS ONE OF THE MEDIUM TERM NOTES REFERRED TO IN THE INDENTURE WITHIN MENTIONED.

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        BY:
                                           -------------------------------------
AUTHORIZED OFFICER

                           FORM OF REGISTRATION PANEL

          (NO WRITING HEREON EXCEPT BY THE TRUSTEE OR OTHER REGISTRAR)

  DATE OF               NAME OF              PLACE OF            TRUSTEE OR
REGISTRATION       REGISTERED HOLDER       REGISTRATION        OTHER REGISTRAR
------------       -----------------       ------------        ---------------

------------       -----------------       ------------        ---------------

------------       -----------------       ------------        ---------------

------------       -----------------       ------------        ---------------

------------       -----------------       ------------        ---------------

        SCHEDULE "C" TO THE TRUST INDENTURE DATED AS OF FEBRUARY *, 1999
               AMONG FINOVA (CANADA) FINANCE INC., FINOVA CAPITAL
             CORPORATION AND CIBC MELLON TRUST COMPANY, AS TRUSTEE.

                 FORM OF GUARANTEE OF FINOVA CAPITAL CORPORTION

FOR VALUE RECEIVED, FINOVA CAPITAL CORPORATION (the "Guarantor"), which term includes any successor corporation to the extent permitted under the Indenture referred to in the Note upon which this guarantee is endorsed (the "Indenture"), a corporation duly organized and existing under the laws of the State of Delaware, hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed (the "Note") the due and punctual payment of the principal of, premium (if any) and interest on the Note, when and as the same shall become due and payable after any applicable grace period set forth in the Indenture, whether at their respective due dates, on redemption, on a declaration or otherwise, in accordance with the terms of the Note and of the Indenture (the "Obligations"); provided, however, that payment of interest on overdue installments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by FINOVA (Canada) Finance Inc. (the "Corporation") (which term includes any successor corporation to the extent permitted under the Indenture) in the payment of any such principal, premium or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period set forth in the Indenture. The Guarantor hereby agrees that its obligations hereunder and under the Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of the Note or the Indenture as regards the Corporation, including any waiver or amendment thereof, (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Corporation or any action to enforce the same or any circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, reorganization, insolvency or bankruptcy of the Corporation, any right to require a proceeding first against the Corporation, protest or notice with respect to the Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium (if any) and interest on the Note.

     The obligation of the Guarantor under this Guarantee shall be a continuing obligation, shall cover all the Obligations, and shall apply to and secure any ultimate balance due or remaining unpaid to the Holder of the Note.

     In addition to the guarantee contained in this Guarantee and the Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holder of the Note harmless against all reasonable costs, losses, expenses and damages it may suffer as a result of the Corporation's default in performance of any of the Obligations.

     The Guarantor shall not be or become liable under this Guarantee to make any payment of principal, premium (if any) or interest in respect of which the Corporation shall be in default if the default of the Corporation in respect of which the Guarantor would otherwise be or become liable under this Guarantee shall have been waived or directed to be waived pursuant to the provisions in that behalf contained in the Indenture, but no waiver or consent of any kind whatsoever, shall release, alter or impair the unconditional obligation of the Guarantor hereunder after giving effect to such waiver or consent.

     The Guarantor shall be subrogated to all rights of the Holder of the Note against the Corporation in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Notes issued under the Indenture shall have been paid in full or duly provided for.

     No remedy for the enforcement of the rights of the Holder of the Note to receive payment of the principal of and/or premium and/or interest on the Note, under the Note, the Indenture and hereunder, shall be exclusive of or dependant on any other remedy.

     This Guarantee has been given in accordance with the terms of the Indenture and is subject to all applicable provisions thereof and the same shall be deemed to be incorporated hereunder.

     The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee to constitute the same a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in due and strict compliance with all applicable laws.

     This Guarantee shall be governed by and construed in accordance with the laws of the Province of Alberta.

     This Guarantee shall not be valid or become obligatory for any purpose until the Note shall have been certified by or on behalf of the Trustee under the Indenture.

     IN WITNESS WHEREOF, FINOVA Capital Corporation has caused this Guarantee to be signed in its corporate name by the signatures of any two of the Chief Executive Officer, the Executive Vice-President and Chief Financial Officer, a Senior Vice-President and the Treasurer.

     This Guarantee is dated *, *.



                                        FINOVA CAPITAL CORPORATION


                                        By:
                                           -------------------------------------

                                        By:
                                           -------------------------------------

                          FINOVA (CANADA) FINANCE INC.

               Reconciliation and tie between Trust Indenture Act
            of 1939 and the Indenture, dated as of February o, 2000,
         in accordance with Rule 4d-9 of the Trust Indenture Act of 1939

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------
ss.310  (a)(1)                                                       13.10
        (a)(2)                                                       13.10
ss.316  (b)                                                           8.11

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Note:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.